UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. 2)

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☐	Definitive Proxy Statement

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CITIGROUP INC.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY COPY — SUBJECT TO COMPLETION

Citigroup Inc.

399 Park Avenue

New York, NY 10043

[                    ], 2009

Dear Holder of Public Preferred Depositary Shares:

This proxy statement is being delivered to you in connection with the Exchange Offers (as defined below). In order to participate in the Exchange Offers, you will be required to make a Tender Certification (as defined below) or grant your Tendering Voting Instruction (as defined below) in favor of the following proposed amendments to our restated certificate of incorporation and the certificates of designation of each series of Public Preferred Stock (as defined below), in each case, that have been unanimously approved and declared advisable by the board of directors:

•	to eliminate the requirement that:

¡

full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid or declared and set aside before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

¡

if full dividends are not declared and paid in full on any series of Public Preferred Stock, dividends with respect to all series of stock ranking equally with such series of Public Preferred Stock be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

¡

dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (collectively, the Dividend Blocker Amendment);

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares (as defined below), the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

•

to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase and, together with the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, the Public Preferred Stock Amendments).

The effectiveness of any Public Preferred Stock Amendment is not conditioned on the approval of any other Public Preferred Stock Amendment.

We are soliciting your Voting Instructions (as defined below) in respect of the depositary shares (Public Preferred Depositary Shares) representing our 8.500% Non-Cumulative Preferred Stock, Series F (Series F);

8.400% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E (Series E); 8.125% Non-Cumulative Preferred Stock, Series AA (Series AA); and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (Series T and, collectively, the Public Preferred Stock) that you held as of the close of business on [            ], 2009 (the Record Date). As described in our Prospectus dated [            ], 2009, (the Prospectus), of which the enclosed proxy statement is a part, we will not accept your Public Preferred Depositary Shares for exchange unless you follow the procedures contained in the letter of transmittal relating to the applicable Exchange Offer (the Letter of Transmittal) to make a Tendering Certification or grant your Tendering Voting Instruction in favor of each of the Public Preferred Stock Amendments. If we accept your Public Preferred Depositary Shares for exchange, your Tendering Voting Instruction will become irrevocable and you will be unable to change your vote. If you do not wish to tender your Public Preferred Depositary Shares in an Exchange Offer, but you wish to take action in favor of or against any Public Preferred Stock Amendment, you may give a Non-Tendering Voting Instruction (as defined below) by following the instructions using the detachable voting instruction form provided in the Letter of Transmittal. The Prospectus is also included in our registration statement on Form S-4 (Registration No. 333-158100), filed with the Securities and Exchange Commission (SEC) on [            ], 2009.

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. We are soliciting proxies and Voting Instructions to execute written consents from all of our holders as of the Record Date of common stock and Public Preferred Depositary Shares, respectively.

Granting your Voting Instruction to execute a written consent to approve the Public Preferred Stock Amendments is important for the success of the transactions that we announced on February 27, 2009 to strengthen our tangible common equity (TCE) and Tier 1 Common (see “Background for the Transactions” below). We are pleased to report that we have already made great progress in implementing the proposed transactions (the Transactions):

•

on March 18, 2009, we entered into definitive agreements with all of the private holders (the Private Holders) of our convertible preferred stock issued in January 2008 to exchange an aggregate of $12.5 billion in liquidation preference of convertible preferred stock held by the Private Holders into approximately 3,846 shares of our newly-created Series M Common Stock Equivalent (the Interim Securities) and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share (the Private Holders Transactions);

•

we are in the process of finalizing an agreement with the United States government (USG), including the Federal Deposit Insurance Corporation (FDIC), (i) to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the USG into approximately 3,846 shares of Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, and (ii) to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference or amount of the Public Preferred Depositary Shares and Trust Preferred Securities (as defined below) tendered and accepted for exchange in the Exchange Offers in an aggregate amount of up to $12.5 billion. Any remaining preferred stock held by the USG will be exchanged into a new series of 8% trust preferred securities (the USG Transactions, and together with the Private Holders Transactions, the USG/Private Holders Transactions);

•

on today’s date, we commenced public exchange offers (the Exchange Offers) pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding Public Preferred Depositary Shares and (b) for certain series of the trust preferred securities (the Trust Preferred Securities) described in the Prospectus. In the case of the Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the

2

Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to approximately $5.6 billion plus the amount of the liquidation preference of Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap on Public Preferred Depositary Shares and Trust Preferred Securities that may be accepted for exchange of $20.5 billion in liquidation preference or amount; and

•

on today’s date, we mailed a separate Notice of Solicitation of Written Consents and accompanying proxy statement (the Common Proxy Statement) to holders of our Public Preferred Depositary Shares and Trust Preferred Securities, seeking their proxy instructions to execute written consents in favor of the amendments to our restated certificate of incorporation increasing our authorized share capital, approving a reverse stock split and eliminating the right of holders of our common stock to vote on any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock (the Common Stock Amendments). When you tender your Public Preferred Depositary Shares, you must follow the instructions in the Letter of Transmittal to provide instructions to deliver a proxy to execute a written consent to approve the Public Preferred Stock Amendments and the Common Stock Amendments in order to have your Public Preferred Depositary Shares accepted for exchange. For more information, please see the Common Proxy Statement and the Prospectus.

We believe that the Public Preferred Stock Amendments are in the best interests of our stockholders and are important to achieving the overarching goal of increasing our TCE and Tier 1 Common. The Dividend Blocker Amendment, if it becomes effective, will allow us to pay dividends on our common stock even if full dividends on the Public Preferred Stock have not been paid or declared and set apart for payment, which we believe will enhance the price and liquidity of our common stock. The Director Amendment, if it becomes effective, will eliminate the possibility that non-exchanging holders of Public Preferred Depositary Shares could exercise a level of influence and control over the governance and the management of our company that is disproportionate to their remaining economic interest. The Retirement Amendment and the Authorized Preferred Stock Increase, if they become effective, will allow us greater flexibility in deciding the terms of securities to be issued in any future financing and in otherwise taking steps to maximize the efficiency of our overall capital structure.

The changes proposed by the Director Amendment will not take effect with respect to any series of Public Preferred Depositary Shares unless and until we delist any Public Preferred Depositary Shares of that series that remain outstanding following the completion of the Exchange Offers. Since the Series E Public Preferred Depositary Shares are not listed on any exchange, the Director Amendment, if approved, will become effective with respect to Series E immediately upon the filing of the Director Amendment with the Secretary of State of the State of Delaware. We currently intend to seek to delist and/or, to the extent permitted by law, deregister the Public Preferred Stock and Public Preferred Depositary Shares after completion of the Exchange Offers.

The board of directors has unanimously approved and declared advisable each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase and unanimously recommends that you give your Voting Instruction to execute a written consent to approve each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

In order to validly tender your Public Preferred Depositary Shares in the Exchange Offers, you must: (1) if you were a record holder of your Public Preferred Depositary Shares as of the Record Date, give a voting instruction, in the manner specified in the Letter of Transmittal, with respect to such Public Preferred Depositary Shares, instructing The Bank of New York Mellon (BONY), as depositary, to grant a proxy to execute a written consent in favor of each of the Public Preferred Stock Amendments, or (2) if you were a beneficial owner of Public Preferred Depositary Shares as of the Record Date, contact your bank, broker, custodian or other nominee promptly and instruct it to give to BONY, as depositary, a voting

3

instruction, in the manner specified in the Letter of Transmittal, with respect to such Public Preferred Depositary Shares, in favor of the Public Preferred Stock Amendments (the instructions referred to in (1) and (2) above, the Tendering Voting Instructions).

If you were not a record or beneficial holder of your Public Preferred Depositary Shares as of the Record Date, you will not be required to vote such shares in order to tender your shares in the Exchange Offers, but you will be required to certify that you were not a holder of Public Preferred Depositary Shares as of the Record Date (a Tender Certification).

If you do not wish to tender your Public Preferred Depositary Shares in an Exchange Offer, but you wish to take action with respect to the Public Preferred Stock Amendments, you must: (1) if you were a record holder of your Public Preferred Depositary Shares as of the Record Date, give a voting instruction to BONY using the detachable voting instruction form provided in the letter of transmittal instructing BONY, as depositary, to consent to, withhold consent on, or abstain on each Public Preferred Stock Amendment and discard the remaining portions of the letter of transmittal, or (2) if you were a beneficial owner of Public Preferred Depositary Shares as of the Record Date, contact your bank, broker, custodian or other nominee promptly and instruct it to give a voting instruction on your behalf to BONY, as depositary (the instructions referred to in (1) and (2) above, the Non-Tendering Voting Instructions and, together with the Tendering Voting Instructions, the Voting Instructions).

The proxy statement enclosed with this letter provides you with important information about the Public Preferred Stock Amendments for which we are seeking your Voting Instruction. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the SEC and on our website at www.citigroup.com.

Thank you for your support of Citigroup.

Sincerely,

Richard D. Parsons

Chairman of the Board

4

Citigroup Inc.

399 Park Avenue

New York, NY 10043

[                    ], 2009

Dear Common Stockholder:

We are writing to you as a holder of common stock as of the close of business on [    ], 2009 (the Record Date) to request that you grant your proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent with respect to the following proposed amendments to our restated certificate of incorporation and the certificates of designation of each of our 8.500% Non-Cumulative Preferred Stock, Series F (Series F); 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E (Series E); 8.125% Non-Cumulative Preferred Stock, Series AA (Series AA); and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (Series T and, collectively, the Public Preferred Stock), in each case, that have been unanimously approved and declared advisable by the board of directors:

•	to eliminate the requirement that:

¡

full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid or declared and set aside before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

¡

if full dividends are not declared and paid in full on any series of Public Preferred Stock, dividends with respect to all series of stock ranking equally with such series of Public Preferred Stock be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

¡

dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (collectively, the Dividend Blocker Amendment);

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares (as defined below), the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

•

to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase and, together with the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, the Public Preferred Stock Amendments).

The effectiveness of any Public Preferred Stock Amendment is not conditioned on the approval of any other Public Preferred Stock Amendment.

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. We are soliciting proxies to execute written consents from all of our holders of record as of the Record Date of common stock. We are also soliciting Voting Instructions (as defined in this proxy statement) from our holders as of the Record Date of the depositary shares (Public Preferred Depositary Shares) representing the Public Preferred Stock.

Granting your proxy authorizing the individuals pre-printed on the enclosed proxy card to execute a written consent to approve the Public Preferred Stock Amendments is important for the success of the transactions that we announced on February 27, 2009 to strengthen our tangible common equity (TCE) and Tier 1 Common (see “Background for the Transactions” below). We are pleased to report that we have already made great progress in implementing the proposed transactions (the Transactions):

•

on March 18, 2009, we entered into definitive agreements with all of the private holders (the Private Holders) of our convertible preferred stock issued in January 2008 to exchange an aggregate of $12.5 billion in liquidation preference of convertible preferred stock held by the Private Holders into approximately 3,846 shares of our newly-created Series M Common Stock Equivalent (the Interim Securities) and warrants to acquire approximately 395 million shares of our common stock at a price of $0.01 per share (the Private Holders Transactions);

•

we are in the process of finalizing an agreement with the United States government (USG), including the Federal Deposit Insurance Corporation (FDIC), (i) to exchange an aggregate of $12.5 billion in liquidation preference of preferred stock held by the USG into approximately 3,846 shares of Interim Securities and warrants to acquire 395 million shares of our common stock at a price of $0.01 per share, and (ii) to exchange for additional Interim Securities an additional number of shares of preferred stock with an aggregate liquidation preference equal to the aggregate liquidation preference or amount of the Public Preferred Depositary Shares and Trust Preferred Securities (as defined below) tendered and accepted for exchange in the Exchange Offers in an aggregate amount of up to $12.5 billion. Any remaining preferred stock held by the USG will be exchanged into a new series of 8% trust preferred securities (the USG Transactions, and together with the Private Holders Transactions, the USG/Private Holders Transactions);

•

on today’s date, we commenced public exchange offers (the Exchange Offers) pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding Public Preferred Depositary Shares, and (b) for certain series of the trust preferred securities (the Trust Preferred Securities) described in the Prospectus. In the case of the Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to approximately $5.6 billion plus the amount of the liquidation preference of Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap on Public Preferred Depository Shares and Trust Preferred Securities that may be accepted for exchange of $20.5 billion in liquidation preference or amount; and

•

on today’s date, we mailed a separate Notice of Solicitation of Written Consents and accompanying proxy statement (the Common Proxy Statement) to holders of our Public Preferred Depositary Shares and Trust Preferred Securities, seeking their proxy instructions to execute written consents in favor of amendments to our restated certificate of incorporation increasing our authorized share capital, approving a reverse stock split and eliminating the right of holders of our common stock to vote on any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock (the Common Stock Amendments). On the record date for the Common Stock Proposals, which will be the settlement date for the Exchange Offers, we will mail the Common Proxy Statement to holders of our common stock, seeking their proxy instructions to execute written consents in favor of the Common Stock Proposals. For more information, please see the Common Proxy Statement and the Prospectus.

2

We believe that the Public Preferred Stock Amendments are in the best interests of our stockholders and are important to achieving the overarching goal of increasing our TCE and Tier 1 Common. The Dividend Blocker Amendment, if it becomes effective, will allow us to pay dividends on our common stock even if full dividends on the Public Preferred Stock have not been paid or declared and set apart for payment, which we believe will enhance the price and liquidity of our common stock. The Director Amendment, if it becomes effective, will eliminate the possibility that non-exchanging holders of Public Preferred Depositary Shares could exercise a level of influence and control over the governance and the management of our company that is disproportionate to their remaining economic interest. The Retirement Amendment and the Authorized Preferred Stock Increase, if they become effective, will allow us greater flexibility in deciding the terms of securities to be issued in any future financing and in otherwise taking steps to maximize the efficiency of our overall capital structure. As a holder of our common stock, it is in your best interest to grant your proxy to execute a written consent in favor of each of the Public Preferred Stock Amendments to allow the board of directors greater flexibility in deciding to reinstate dividends on your common stock even if we have not paid dividends on the Public Preferred Stock.

The changes proposed by the Director Amendment will not take effect with respect to any series of Public Preferred Depositary Shares unless and until we delist any Public Preferred Depositary Shares of that series that remain outstanding following the completion of the Exchange Offers. Since the Series E Public Preferred Depositary Shares are not listed on any exchange, the Director Amendment, if approved, will become effective with respect to Series E immediately upon the filing of the Director Amendment with the Secretary of State of the State of Delaware. We currently intend to seek to delist and/or, to the extent permitted by law, deregister the Public Preferred Stock and Public Preferred Depositary Shares after completion of the Exchange Offers.

The board of directors has unanimously approved and declared advisable each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase and unanimously recommends that you grant a proxy to the individuals named in the enclosed proxy card to execute a written consent to approve each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

If you are a record holder of common stock outstanding and entitled to vote on the Record Date, you are urged to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-prepaid envelope or vote by telephone or Internet by following the instructions on the enclosed proxy card. To be counted, your properly completed written proxy card must be received at or before 5:00 p.m. New York Time, on the expiration date of the Exchange Offers, currently anticipated to be [            ], 2009 (the Proxy Deadline), subject to extension by the board of directors. We will announce any extension of the Proxy Deadline by issuing a press release. If you hold your common stock through a bank, broker, custodian or other nominee, please contact your bank, broker, custodian or other nominee to instruct it to grant a proxy on your behalf with respect to each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

IN ORDER TO PARTICIPATE IN THIS SOLICITATION, YOU (OR YOUR BANK, BROKER, CUSTODIAN OR OTHER NOMINEE, ON YOUR BEHALF) MUST COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

The proxy statement enclosed with this letter provides you with important information about the Public Preferred Stock Amendments. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission (SEC) and on our website at www.citigroup.com.

3

Regardless of the number of shares you own, your proxy is important. Please complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-prepaid envelope so that we receive your response on or before the Proxy Deadline. You may also grant your proxy by telephone or Internet on or before such date. Please review the instructions on the enclosed proxy card regarding each of these options.

Thank you for your support of Citigroup.

Sincerely,

Richard D. Parsons

Chairman of the Board

4

Citigroup Inc.

399 Park Avenue

New York, NY 10043

Notice of Solicitation of Written Consents

Dear Stockholder:

This proxy statement is being delivered to you in connection with the solicitation on behalf of the board of directors of proxies from the holders of our common stock and Voting Instructions (as defined below) from the holders of depositary shares (Public Preferred Depositary Shares) representing our 8.500% Non-Cumulative Preferred Stock, Series F (Series F); 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E (Series E) ; 8.125% Non-Cumulative Preferred Stock, Series AA (Series AA); and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (Series T and, collectively, the Public Preferred Stock). The board of directors is requesting that holders of our common stock and holders of our outstanding Public Preferred Depositary Shares as of the close of business on [                    ], 2009 (the Record Date) grant their proxies or Voting Instructions with respect to the following proposed amendments to our restated certificate of incorporation and to the certificates of designation of each series of Public Preferred Stock, in each case, that have been unanimously approved and declared advisable by the board of directors:

•	to eliminate the requirement that:

¡

full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid or declared and set aside before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

¡

if full dividends are not declared and paid in full on any series of Public Preferred Stock, dividends with respect to all series of stock ranking equally with such series of Public Preferred Stock be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

¡

dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (collectively, the Dividend Blocker Amendment);

•

to eliminate, upon the delisting of a series of Public Preferred Depositary Shares, the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

•

to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

•

to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase and, together with the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, the Public Preferred Stock Amendments).

The effectiveness of any Public Preferred Stock Amendment is not conditioned on the approval of any other Public Preferred Stock Amendment.

In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. We are soliciting proxies to execute written consents from all of our holders of record as of the Record Date of common stock. We are also soliciting Voting Instructions to execute written consents from all of our holders as of the Record Date of Public Preferred Depositary Shares.

The board of directors has unanimously approved and declared advisable each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase and unanimously recommends that you grant your proxy or Voting Instruction to execute a written consent to approve each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

Holders of Public Preferred Depositary Shares

In order to validly tender your Public Preferred Depositary Shares in the Exchange Offers, you must: (1) if you were a record holder of your Public Preferred Depositary Shares as of the Record Date, give a voting instruction, in the manner specified in the Letter of Transmittal, with respect to such Public Preferred Depositary Shares, instructing The Bank of New York Mellon (BONY), as depositary, to grant a proxy to execute a written consent in favor of each of the Public Preferred Stock Amendments, or (2) if you were a beneficial owner of Public Preferred Depositary Shares as of the Record Date, contact your bank, broker, custodian or other nominee promptly and instruct it to give to BONY, as depositary, a voting instruction, in the manner specified in the Letter of Transmittal, with respect to such Public Preferred Depositary Shares, in favor of the Public Preferred Stock Amendments (the instructions referred to in (1) and (2) above, the Tendering Voting Instructions).

If you were not a record or beneficial holder of your Public Preferred Depositary Shares as of the Record Date, you will not be required to vote such shares in order to tender your shares in the Exchange Offers, but you will be required to certify that you were not a holder of Public Preferred Depositary Shares as of the Record Date and are not entitled to grant a proxy with respect to such Public Preferred Depositary Shares (a Tender Certification).

If you do not wish to tender your Public Preferred Depositary Shares in an Exchange Offer, but you wish to take action with respect to the Public Preferred Stock Amendments, you must: (1) if you were a record holder of your Public Preferred Depositary Shares as of the Record Date, give a voting instruction to BONY using the detachable form provided in the letter of transmittal instructing BONY, as depositary, to consent to, withhold consent on, or to abstain on each Public Preferred Stock Amendment and discard the remaining portions of the letter of transmittal, or (2) if you were a beneficial owner of Public Preferred Depositary Shares as of the Record Date, contact your bank, broker, custodian or other nominee promptly and instruct it to give a voting instruction on your behalf to BONY, as depositary (the instructions referred to in (1) and (2) above, the Non-Tendering Voting Instructions and, together with the Tendering Voting Instructions, the Voting Instructions).

By order of the Board of Directors

Michael S. Helfer

Corporate Secretary

[    ], 2009

2

i

FORWARD-LOOKING STATEMENTS

This document and the information incorporated by reference in this document include forward-looking statements. These forward-looking statements are based on Citigroup’s management’s beliefs and assumptions and on information currently available to Citigroup’s management and involve external risks and uncertainties, including, but not limited to, those described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2008. Forward-looking statements include information concerning Citigroup’s possible or assumed future results of operations and statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, those discussed elsewhere in this document and the documents incorporated by reference in this document. You should not put undue reliance on any forward-looking statements. Except as required by applicable law or regulation, Citigroup does not have any intention or obligation to update forward-looking statements after it distributes this document.

References to “Citigroup”, “we” and “us” shall refer to Citigroup Inc.

ii

QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION MATERIALS AND THE PROXY SOLICITATION

Q: Who is soliciting my proxy or Voting Instruction?

A: The board of directors of Citigroup is providing these proxy solicitation materials to you in connection with its solicitation of proxies and Voting Instructions (as defined below) to execute written consents to approve certain amendments to our restated certificate of incorporation and to the certificates of designation of our 8.500% Non-Cumulative Preferred Stock, Series F (Series F); 8.400% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E (Series E); 8.125% Non-Cumulative Preferred Stock, Series AA (Series AA); and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (Series T and, collectively, the Public Preferred Stock). The board is providing this proxy statement and the accompanying proxy card to holders of our common stock, which forms a part of the prospectus dated [                    ], 2009 (the Prospectus), and the applicable letter of transmittal related to the Exchange Offers (as defined below) (the Letter of Transmittal) to holders of depositary shares representing our Public Preferred Stock (Public Preferred Depositary Shares) beginning on or about [    ], 2009. This proxy statement, the accompanying proxy card, the Prospectus, the Letter of Transmittal and the Notice of Solicitation of Written Consents will also be available on our website at www.citigroup.com. This proxy statement contains important information for you to consider when deciding how to vote on this matter. Please read it carefully.

Q: Who is entitled to give a proxy or Voting Instruction?

A: The board of directors set the close of business on [    ], 2009 as the record date (the Record Date) for determining holders of common stock and holders of Public Preferred Depositary Shares entitled to grant a proxy or Voting Instruction to execute a written consent with respect to the Public Preferred Stock Amendments (as defined below). If you are a holder on the Record Date of our common stock or Public Preferred Depositary Shares, you are entitled to grant your proxy or Voting Instruction (and if you are a holder of Public Preferred Depositary Shares on the Record Date and wish to tender your shares in the Exchange Offers, you must grant your Tendering Voting Instruction (as defined below)) with respect to the Public Preferred Stock Amendments. In addition, the USG (as defined below), as holder of USG Preferred Stock (as defined below) is entitled to grant a proxy with respect to the Authorized Preferred Stock Increase amendments to our certificate of incorporation described in the third bullet of the Dividend Blocker Amendment with respect to all USG Preferred Stock outstanding as of the Record Date.

Q. What am I being asked to give my proxy or Voting Instruction to?

You are being asked to give your proxy or Voting Instruction with respect to the following proposed amendments to our restated certificate of incorporation and the certificates of designation of each series of Public Preferred Stock, in each case, that have been unanimously approved and declared advisable by the board of directors:

•	to eliminate the requirement that:

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full dividends on all outstanding shares of the series of Public Preferred Stock must have been declared and paid or declared and set aside before we may pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to our common stock or any other securities junior to such series of Public Preferred Stock;

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if full dividends are not declared and paid in full on any series of Public Preferred Stock, dividends with respect to all series of stock ranking equally with such series of Public Preferred Stock be declared on a proportional basis, such that no series is paid a greater percentage of its stated dividend than any other equally ranking series; and

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dividends on outstanding shares of preferred stock be paid or declared and set apart for payment, before any dividends may be paid or declared and set apart for payment on any outstanding shares of common stock (collectively, the Dividend Blocker Amendment);

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to eliminate, upon the delisting of a series of Public Preferred Depositary Shares, the right of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive (the Director Amendment);

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to clarify that any shares of any series of Public Preferred Stock acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series (the Retirement Amendment); and

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to increase the number of authorized shares of preferred stock from 30 million to 2 billion (the Authorized Preferred Stock Increase and, together with the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, the Public Preferred Stock Amendments).

Q: What is the recommendation of the board of directors?

A: The board unanimously recommends that you give your proxy or Voting Instruction, as the case may be, to execute a written consent in favor of each of the Public Preferred Stock Amendments.

Q: What portion of shares must give their consent in order to adopt the Public Preferred Stock Amendments?

A: Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the Record Date, of (1) two-thirds of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, are required to approve each of the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment and (2) a majority of the Public Preferred Depositary Shares and the Fixed Rate Cumulative Perpetual Preferred Stock, Series G, Series H and Series I (the USG Preferred Stock), voting together as a class, and a majority of the common stock, voting as a class, are required to approve the Authorized Preferred Stock Increase. In addition, two-thirds of each series of USG Preferred Stock are required to approve the amendments to our restated certificate of incorporation described in the third bullet of the Dividend Blocker Amendment.

Q: How will the number of votes for each Public Preferred Depositary Share be determined?

A: Each Series F, Series AA and Series T Public Preferred Depositary Share represents a 1/1,000th fractional interest in a share of Series F, Series AA or Series T Public Preferred Stock and each Series E Public Preferred Depositary Share represents a 1/25th fractional interest in a share of Series E Public Preferred Stock. Accordingly, when voting on the Dividend Blocker Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase, the holder of each Series F, Series AA and Series T Public Preferred Depositary Share is entitled to 1/1,000th of a vote per Public Preferred Depositary Share held as of the Record Date and the holder of each Series E Public Preferred Depositary Share is entitled to 1/25th of a vote per Series E Public Preferred Depositary Share held as of the Record Date. When voting on the Director Amendment, the holder of each Series F and Series AA Public Preferred Depositary Share is entitled to 25 votes per Public Preferred Depositary Share held as of the Record Date, the holder of each Series E Public Preferred Depositary Share is entitled to 1,000 votes per Public Preferred Depositary Share held as of the Record Date, and the holder of each Series T Public Preferred Depositary Share is entitled to 50 votes per Public Preferred Depositary Share held as of the Record Date. Fractional votes of each Public Preferred Depositary Share on each matter will be aggregated with the fractional votes of other Public Preferred Depositary Shares submitting the same Voting Instructions on that matter, and The Bank of New York Mellon (BONY) will grant or withhold written consents or abstain on each matter for the number of whole shares resulting from such aggregation in accordance with the Voting Instructions.

Q: If I am a holder of Public Preferred Depositary Shares as of the Record Date, am I required to vote in favor of the Public Preferred Stock Amendments if I wish to participate in the Exchange Offers?

Yes, holders of Public Preferred Depositary Shares that were holders as of the Record Date are required to vote in favor of the proposals if they wish to participate in the Exchange Offers. In order to validly tender your Public Preferred Depositary Shares in the Exchange Offers, you must: (1) if you were a record holder of your Public Preferred Depositary Shares as of the Record Date, give a voting instruction, in the manner specified in the Letter of Transmittal, with respect to such Public Preferred Depositary Shares, instructing BONY, as depositary, to grant a proxy to execute a written consent in favor of each of the Public Preferred Stock Amendments, or (2) if you were a beneficial owner of Public Preferred Depositary Shares as of the Record Date, contact your bank, broker, custodian or other nominee promptly and instruct it to give to BONY, as depositary, a voting instruction, in the manner specified in the Letter of Transmittal, with respect to such Public Preferred Depositary Shares, in favor of the Public Preferred Stock Amendments (the instructions referred to in (1) and (2) above, the Tendering Voting Instructions).

Q: If I am a holder of Public Preferred Depositary Shares, but I did not hold my Public Preferred Depositary Shares as of the Record Date, am I required to vote in favor of the Public Preferred Stock Amendments if I wish to participate in the Exchange Offers?

A: If you were not a record or beneficial holder of your Public Preferred Depositary Shares as of the Record Date, you will not be required to vote such shares in order to tender your shares in the Exchange Offers, but you will be required to certify that you were not a holder of Public Preferred Depositary Shares as of the Record Date (a Tender Certification).

Q: If I am a holder of Public Preferred Depositary Shares, but I do not wish to tender my shares in the Exchange Offers, how do I vote on the Public Preferred Stock Amendments?

A: If you do not wish to tender your Public Preferred Depositary Shares in an Exchange Offer, but you wish to take action with respect to the Public Preferred Stock Amendments, you must: (1) if you were a record holder of your Public Preferred Depositary Shares as of the Record Date, give a voting instruction to BONY using the detachable voting instruction form provided in the Letter of Transmittal instructing BONY, as depositary, to consent to, withhold consent on, or to abstain on each Public Preferred Stock Amendment and discard the remaining portions of the letter of transmittal, or (2) if you were a beneficial owner of Public Preferred Depositary Shares as of the Record Date, contact your bank, broker, custodian or other nominee promptly and instruct it to give voting instructions on your behalf to BONY, as depositary (the instructions referred to in (1) and (2) above, the Non-Tendering Voting Instructions and, together with the Tendering Voting Instructions, the Voting Instructions).

Each Public Preferred Depositary Share is held through the depositary, BONY. If you are a holder of record of Public Preferred Depositary Shares, this proxy statement, together with the Letter of Transmittal, are being forwarded to you by BONY. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of the Public Preferred Depositary Shares and BONY has forwarded this proxy statement, together with the Letter of Transmittal, to your broker or other nominee and you are receiving these materials from them. Since BONY must vote the Public Preferred Stock underlying your Public Preferred Depositary Shares on your behalf, you must instruct BONY or your broker or other nominee, who will forward your instruction to BONY, on how to vote. BONY will aggregate your vote with all other fractional depositary share votes resulting from requests with the same voting instructions and will vote the Public Preferred Stock according to the number of whole votes resulting from such aggregation in accordance with the instructions on the Letter of Transmittal.

Q: If I am a holder of common stock, how do I vote on the Public Preferred Stock Amendments?

If you are a record holder of common stock, you will be able to use the proxy card to grant your proxy to consent to, withhold consent on or abstain on each Public Preferred Stock Amendment for every share that you held on the Record Date. You may grant your proxy for such shares you owned as of the Record Date that you held directly in your name as the stockholder of record.

To submit your proxy as a holder of common stock, you must:

•	fill out the enclosed proxy card, date, sign and return it in the enclosed postage-paid envelope;

•	submit your proxy by telephone (instructions are on the proxy card); or

•	submit your proxy by Internet (instructions are on the proxy card).

If you hold shares of common stock as of the Record Date and the shares are held by a bank, broker, custodian or other nominee, you are considered the beneficial owner of the shares, and these proxy materials, together with a voting instruction form, are being forwarded to you by your bank, broker, custodian or other nominee. As a beneficial owner, you must instruct your bank, broker, custodian or other nominee how to vote. Your bank, broker, custodian or other nominee cannot vote your shares on your behalf without your instructions. Depending upon your bank, broker, custodian or other nominee, you may be able to vote either by toll-free telephone or Internet. Please refer to the enclosed voting form sent by your nominee for instructions on how to vote by Internet. You may also vote by signing, dating and returning any voting instruction form or other method of voting made available by your bank, broker, custodian or other nominee.

Citigroup employees may receive their proxy cards separately.

Q: Will there be a special meeting of the stockholders?

A: No, there will not be a special meeting. In order to save the expense associated with holding a special meeting, the board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. We are soliciting proxies and Voting Instructions to execute written consents from all of our holders as of the Record Date of common stock and Public Preferred Depositary Shares.

Q: What is the deadline for sending my proxy or Voting Instruction?

A: If you are a holder of Public Preferred Depositary Shares and you wish to participate in the Exchange Offers, you must have validly tendered your Public Preferred Depositary Shares and given your Tendering Voting Instruction or Tender Certification prior to the expiration date of the Exchange Offers, which is set forth in the Prospectus (the Proxy Deadline). This deadline may be extended in accordance with applicable law and we will announce any such extension by issuing a press release. If you hold your Public Preferred Depositary Shares through a bank, broker, custodian or other nominee, due to the time required for your nominee to complete the required actions on your behalf, we urge you to contact your bank, broker, custodian or other nominee at least five business days prior to the Proxy Deadline. We are not providing for guaranteed delivery procedures and therefore you must allow sufficient time to process your completed Tendering Voting Instruction or Tender Certification, and comply with the other procedures set forth in the Prospectus prior to the Proxy Deadline.

Holders of Public Preferred Depositary Shares as of the Record Date that are not tendering in the Exchange Offers must return their Non-Tendering Voting Instruction prior to the Proxy Deadline to have their Voting Instruction count. Holders of common stock must also return their proxy prior to the Proxy Deadline to have their proxy count. The board of directors may, subject to applicable law, extend the Proxy Deadline in its sole discretion. If you hold your shares of common stock or Public Preferred Depositary Shares through a bank, broker, custodian or other nominee, due to the time required for your nominee to complete the required actions on your behalf, we urge you to contact your nominee at least five business days prior to the Proxy Deadline.

Q: Can I change or revoke my proxy or Voting Instruction?

A: If you have tendered Public Preferred Depositary Shares in exchange for common stock in connection with the Exchange Offers and we accept your Public Preferred Depositary Shares for exchange, your Tendering Voting Instruction will become irrevocable, and you will be unable to change or revoke your Tendering Voting Instruction after we have accepted your Public Preferred Depositary Shares for exchange on the expiration date of the Exchange Offers. You may withdraw your tender of Public Preferred Depositary Shares at any time prior to the expiration date of the Exchange Offers. Valid withdrawal of your tender will automatically revoke your Tendering Voting Instruction with respect to the Public Preferred Stock Amendments.

If you did not tender your Public Preferred Depositary Shares in an Exchange Offer and granted a Non-Tendering Voting Instruction or hold shares of common stock that you did not receive in the Exchange Offers and granted your proxy, you may change or revoke your Non-Tendering Voting Instruction or proxy at any time before the earlier of the Proxy Deadline and the date on which we receive enough proxies and Voting Instructions authorizing written consents in favor of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment or the Authorized Preferred Stock Increase to approve such Public Preferred Stock Amendments. If you wish to revoke or withhold your previously granted proxy or Non-Tendering Voting Instruction prior to the Proxy Deadline, you may do so by:

•	sending in a new proxy card or Non-Tendering Voting Instruction with a later date; or

•	submitting a new proxy by telephone or Internet (for holders of common stock only).

If you are a beneficial owner of common stock or Public Preferred Depositary Shares and wish to change your instruction on how to vote your proxy or Non-Tendering Voting Instruction given to your bank, broker, custodian or other nominee, you will need to follow the procedures established by them in order to revoke your proxy or Non-Tendering Voting Instruction.

Q: What if I don’t indicate my decision with respect to some of the Public Preferred Stock Amendments?

A: If you are a holder of record of common stock or Public Preferred Depositary Shares and return a signed proxy card, detachable voting instruction form or Letter of Transmittal without indicating your decision on a Public Preferred Stock Amendment, in accordance with the board’s recommendation, you will be deemed to have given your proxy or Voting Instruction, as the case may be, to execute a written consent in favor of such Public Preferred Stock Amendment.

If you hold your common stock or Public Preferred Depositary Shares through a bank, broker, custodian or other nominee, and you return your Voting Instruction without indicating your decision on a proposal, you will be deemed to have voted against such proposal. Your bank, broker, custodian or other nominee will not have the discretion to vote the shares beneficially owned by you, and the failure to vote will be equivalent to a vote against the Public Preferred Stock Amendments.

Q: Is my proxy card confidential?

A: In 2006, the board adopted a confidential voting policy as a part of its Corporate Governance Guidelines. Under the policy, all proxies, ballots, and vote tabulations are kept confidential for registered stockholders who request confidential treatment. If you are a registered stockholder and would like your vote kept confidential, please check the appropriate box on your proxy card, or follow the instructions when submitting your vote by telephone or Internet. If you hold your shares in “street name” or through an employee benefit plan, your vote already receives confidential treatment and you do not need to request confidential treatment in order to maintain the confidentiality of your vote.

The confidential voting policy will not apply in the event of a proxy contest or other solicitation based on an opposition proxy statement. For further details regarding this policy, please see the Corporate Governance Guidelines attached as Annex A to the definitive proxy statement for our 2009 annual stockholders meeting, dated March 20, 2009.

Q: What happens if I do not grant my proxy or Voting Instruction?

A: If you are a holder of Public Preferred Depositary Shares and you wish to participate in the Exchange Offers, if you do not give your Tendering Voting Instruction or Tender Certification, we will not accept any of your Public Preferred Depositary Shares for exchange, and you will remain a holder of Public Preferred Depositary Shares following the conclusion of the Exchange Offers. Because we need a majority of the outstanding shares of common stock and two-thirds of the outstanding Public Preferred Depositary Shares on the Record Date to approve each of the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment, and a majority of the common stock and a majority of the outstanding Public Preferred Depositary Shares and USG Preferred Stock on the Record Date, voting together as a class, to approve the Authorized Preferred Stock Increase, if you do not grant your proxy or Voting Instruction, it will have the effect of voting against the Public Preferred Stock Amendments.

If you are a beneficial owner, you must instruct your bank, broker, custodian or other nominee how to vote. Your bank, broker, custodian or other nominee does not have the discretion vote your shares on your behalf without your instructions. Failure to provide the record holder of your common stock or Public Preferred Depositary Shares with instructions on a matter, such that your bank, broker, custodian or other nominee is unable to grant a proxy or Voting Instruction on the matter, will be equivalent to a vote against the Public Preferred Stock Amendments.

Q: Is Citigroup conducting any other proxy solicitations?

A: Yes. On [            ], 2009, in connection with the Exchange Offers, we mailed a separate Notice of Solicitation of Written Consents and accompanying proxy statement to holders of our Public Preferred Depositary Shares and Trust Preferred Securities, seeking their proxy instructions to execute written consents with respect to amendments to our restated certificate of incorporation increasing our authorized share capital, approving a reverse stock split and eliminating the right of holders of our common stock to vote on any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock (the Common Stock Amendments). On or about the record date for the Common Stock Amendments, we will mail the proxy statement describing the Common Stock Amendments to holders of common stock that was not issued in the Exchange Offer seeking such holders’ proxies to execute written consents with respect to the Common Stock Amendments. Giving your proxy or proxy instruction with respect to the Common Stock Amendments will not affect your proxy or Voting Instruction with respect to the Public Preferred Stock Amendments, and giving your proxy or Voting Instruction with respect to the Public Preferred Stock Amendments will not affect your proxy or proxy instruction with respect to the Common Stock Amendments.

Each of the proxy statement describing the Common Stock Amendments and this proxy statement contain important information that you should read carefully.

Your proxy or Voting Instruction, regardless of the number of shares you own, is important. Please do not forget to grant your proxy or Voting Instruction prior to the Proxy Deadline, or your proxy or Voting Instruction will be counted as a vote against the Public Preferred Stock Amendments.

Q: How can I access Citigroup’s consent solicitation materials and annual report electronically?

A: This proxy statement and Citigroup’s 2008 annual report are available on Citigroup’s website at www.citigroup.com. Click on “About Citi,” then “Corporate Governance,” then “Financial Disclosure,” and then “Annual Reports & Proxy Statements.” Most common stockholders can elect not to receive paper copies of future proxy statements and annual reports and can instead view those documents on the Internet.

If you are a common stockholder of record, you can choose this option and save Citigroup the cost of producing and mailing these documents by following the instructions provided when you vote by Internet. If you hold your Citigroup common stock through a bank, broker, custodian or other nominee, please refer to the information provided by that entity for instructions on how to elect not to receive paper copies of future proxy solicitation statements and annual reports.

If you choose not to receive paper copies of future proxy statements and annual reports, you will receive an e-mail message next year containing the Internet address to use to access Citigroup’s proxy statement and annual report. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. To view, cancel or change your enrollment profile, please go to www.InvestorDelivery.com.

Q: Who can help answer my questions?

A: If you have any questions about how to grant or revoke your proxy or Voting Instruction, as the case may be, or need additional copies of any relevant documentation, you should contact the information agent:

MORROW & CO., LLC

470 West Avenue

Stamford, CT 06902

Banks and Brokerage Firms, Please Call: (203) 658-9400

Holders Call Toll Free: (800) 445-0102

INFORMATION ON VOTING SECURITIES

The board of directors has elected to obtain stockholder approval of the amendments described above by written consent pursuant to Section 228 of the Delaware General Corporation Law, rather than by calling a meeting of stockholders. We are soliciting proxies and Voting Instructions to execute written consents from all holders as of the Record Date of common stock and Public Preferred Depositary Shares.

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders, as of the close of business on the Record Date, of (1) two-thirds of the Public Preferred Depositary Shares, voting together as a class, and a majority of the common stock, voting as a class, are required to approve each of the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment and (2) a majority of the Public Preferred Depositary Shares and the USG Preferred Stock, voting together as a class, and a majority of the common stock, voting as a class, are required to approve the Authorized Preferred Stock Increase. In addition, two-thirds of each series of the USG Preferred Stock are required to approve the amendments to our restated certificate of incorporation described in the third bullet of the Dividend Blocker Amendment.

As of the Record Date, there were [    ] shares of common stock issued and outstanding and entitled to consent to the Public Preferred Stock Amendments. In addition to the required vote of the Public Preferred Depositary Shares, the written consent of a majority, or [    ] shares, of common stock will be required to approve each of the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

As of the close of business on the Record Date, there were [                ] shares of USG Preferred Stock issued and outstanding and entitled to consent to the amendments to our restated certificate of incorporation described in the third bullet of the Dividend Blocker Amendment and to the Authorized Preferred Stock Increase. We expect that [            ] shares of USG Preferred Stock will be outstanding and entitled to consent at the time the action by written consent is taken.

As of the close of business on the Record Date, there were [                ] Public Preferred Depositary Shares issued and outstanding, representing [                ] shares of Public Preferred Stock. In addition to the required vote of our common stockholders and of the USG Preferred Stock with respect to the amendment set forth in the third bullet point of the Dividend Blocker Amendment, the written consent of two-thirds of the outstanding Public Preferred Stock will be required to approve each of the Dividend Blocker Amendment, the Director Amendment and the Retirement Amendment. In addition to the required vote of our common stockholders and of the USG Preferred Stock, the written consent of a majority of the Public Preferred Stock will be required to approve the Authorized Preferred Stock Increase.

When voting on the Dividend Blocker Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase, the Public Preferred Stock votes by number of shares, with holders being entitled to one vote per share of Public Preferred Stock. When voting on the Director Amendment, the Public Preferred Stock votes by liquidation preference and each share of Series F, Series E and Series AA Public Preferred Stock is entitled to 25,000 votes and each share of Series T Public Preferred Stock is entitled to 50,000 votes. Pursuant to depositary agreements entered into by the holders of the Public Preferred Depositary Shares, BONY, as depositary, will vote the shares of each series of Public Preferred Stock in accordance with the votes of the relevant series of Public Preferred Depositary Shares.

Each Series F, Series AA and Series T Public Preferred Depositary Share represents a 1/1,000th fractional interest in a share of Series F, Series AA or Series T Public Preferred Stock and each Series E Public Preferred Depositary Share represents a 1/25th fractional interest in a share of Series E Public Preferred Stock. Accordingly, when voting on the Dividend Blocker Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase, the holder of each Series F, Series AA and Series T Public Preferred Depositary Share is entitled to 1/1,000th of a vote per Public Preferred Depositary Share held as of the Record Date and the holder of each

Series E Public Preferred Depositary Share is entitled to 1/25th of a vote per Series E Public Preferred Depositary Share held as of the Record Date. When voting on the Director Amendment, the holder of each Series F and Series AA Public Preferred Depositary Share is entitled to 25 votes per Public Preferred Depositary Share held as of the Record Date, the holder of each Series E Public Preferred Depositary Share is entitled to 1,000 votes per Public Preferred Depositary Share held as of the Record Date, and the holder of each Series T Public Preferred Depositary Share is entitled to 50 votes per Public Preferred Depositary Share held as of the Record Date. Fractional votes of each Public Preferred Depositary Share on each matter will be aggregated with the fractional votes of other Public Preferred Depositary Shares submitting the same Voting Instructions on that matter, and BONY will grant or withhold written consents or abstain on each matter for the number of whole shares resulting from such aggregation in accordance with the instructions on the Voting Instruction.

The table below lists the following information with respect to the Public Preferred Depositary Shares, in each case as of the Record Date: number of fractional shares of Public Preferred Stock represented by each Public Preferred Depositary Share, number of underlying shares for each series of Public Preferred Stock, the liquidation preference for each series of underlying Public Preferred Stock, and the number of shares outstanding for each series of Public Preferred Depositary Shares.

	Public Preferred Depositary Shares
	Number of Shares of Underlying Public Preferred Stock	Liquidation Preference Per Underlying Share of Public Preferred Stock	Fractional Interest of each Public Preferred Depositary Share in Underlying Public Preferred Stock	Number of Public Preferred Depositary Shares Outstanding as of the Record Date
8.500% Non-Cumulative Preferred Stock, Series F	81,600	$25,000	1/1000	81,600,000
8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E	240,000	$25,000	1/25	6,000,000
8.125% Non-Cumulative Preferred Stock, Series AA	148,600	$25,000	1/1000	148,600,000
6.500% Non-Cumulative Convertible Preferred Stock, Series T	63,373	$50,000	1/1000	63,373,000

Total	533,573			299,573,000

If you were a holder of Public Preferred Depositary Shares as of the Record Date, in order to validly tender your Public Preferred Depositary Shares in the Exchange Offers, you must give (or instruct your bank, broker, custodian or other nominee to give) your Tendering Voting Instruction authorizing the execution of a written consent in favor of each of the Public Preferred Stock Amendments.

If you were not a record or beneficial holder of your Public Preferred Depositary Shares as of the Record Date, you will not be required to vote such shares in order to tender your shares in the Exchange Offers, but you will be required to provide a Tender Certification.

If you were a holder of Public Preferred Depositary Shares as of the Record Date and you do not wish to tender your Public Preferred Depositary Shares in an Exchange Offer but you wish to take action with respect to the Public Preferred Stock Amendments, you may give (or instruct your bank, broker, custodian or other nominee to give) your Non-Tendering Voting Instruction to consent to, withhold consent on, or abstain on each of the Public Preferred Stock Amendments.

Please see the Prospectus for additional information on the Exchange Offers.

BACKGROUND FOR THE TRANSACTIONS

Generally

On February 27, 2009, we announced that we would exchange certain series of our preferred stock held by the U.S. government (the USG) and private holders (the Private Holders) for Interim Securities (as defined below) and warrants to purchase common stock, as described below, and that we would commence the Exchange Offers (together, the Transactions).

Citigroup is subject to risk-based capital ratio guidelines issued by the Federal Reserve Board (FRB). One such ratio, Tier 1 Capital, is considered “core capital.” Tier 1 Capital is stated as a percentage of risk-weighted assets. To be “well capitalized” under FRB regulations, a financial institution must have a Tier 1 Capital of at least 6%.

In the past, Citigroup (and its regulators, including the FRB) have focused on Tier 1 Capital as a key measure of risk capital for financial institutions, and based on Citigroup’s Tier 1 Capital of 11.9% as of March 31, 2009, Citigroup has been very well capitalized. However, a view has recently developed that tangible common equity (TCE) and Tier 1 Common are important metrics for analyzing a financial institution’s financial condition and capital strength.

The primary purpose of the Exchange Offers and the USG/Private Holders Transactions is to make Citigroup a strongly capitalized bank on a TCE and Tier 1 Common basis. As defined by Citigroup, TCE represents common equity less goodwill and intangible assets (excluding mortgage servicing rights) net of the related deferred tax liabilities. Depending on the level of participation in the Exchange Offers and the completion of the USG/Private Holders Transactions, Citigroup’s TCE would increase by up to approximately $60 billion and Tier 1 Common would increase by up to approximately $64 billion as of March 31, 2009 on a pro forma basis as a result of the Exchange Offers and the USG/Private Holders Transactions.

TCE and Tier 1 Common are non-GAAP measures. See “Regulatory Capital Ratios” within the Prospectus, of which this proxy statement is a part, for a more detailed discussion and description of these measures and a reconciliation to Citigroup’s total stockholders’ equity and common stockholders’ equity, respectively.

The USG/Private Holders Transactions

We will exchange certain series of our preferred stock held by the USG and the Private Holders for Interim Securities at an exchange price (referred to herein as the related offers exchange ratio) of $3.25 per share (relative to the aggregate liquidation preference of the preferred stock exchanged) and for warrants (the USG/Private Holders Transactions). The material terms of the Interim Securities and warrants are described below.

We are using our blank check preferred stock authority to create a new class of stock to be designated as “Series M Common Stock Equivalent” (the Interim Securities). The following are the material terms of the Interim Securities:

•	the number of Interim Securities to be issued to any holder will be determined by the related offers exchange ratio;

•	the Interim Securities will automatically convert into shares of common stock if the Authorized Share Increase is approved by our stockholders;

•

for the first six months following issuance, each Interim Security will receive dividends in an amount equal to dividends paid on the number of shares of common stock into which such Interim Security is convertible; if the Authorized Share Increase is not approved within six months of the issuance of the Interim Securities, each Interim Security will have a cumulative dividend equal to the greater of (i) 9% (increasing by 2 percentage points each quarter up to a cap of 19%) and (ii) the dividend actually paid on the number of shares of common stock into which such Interim Security is convertible;

•	the Interim Securities will rank equally with the Public Preferred Stock in the event that we liquidate or dissolve;

•

after six months following the issuance of the Interim Securities, the Interim Securities will rank equally with the Public Preferred Stock with respect to (i) receiving dividends proportionately with all other series of stock that rank equally with such series in the event that dividends on such series have not been paid in full and (ii) the right to, together with the other parity stock (subject to the results of the vote with respect to the Director Amendment), elect two additional directors to our board of directors in the event that we do not pay dividends on the Interim Securities for six quarterly dividend periods (or in the case of the Series E Public Preferred Stock for three semi-annual dividend periods), whether or not consecutive;

•

the Interim Securities will have the right to (x) receive dividends before any junior stock or other preferred stock dividends are paid after six months following issuance of the Interim Securities, subject to the dividend sharing provision described in (i) in the paragraph above, and (y) approve any amendment to our restated certificate of incorporation that would adversely affect the Interim Securities, voting as a separate class; and

•

generally, the Interim Securities will have the same voting rights as the common stock and will vote together, as one class, with holders of common stock; however, the Interim Securities do not have voting rights on the Common Stock Amendments, and the Interim Securities will not vote on any of the Public Preferred Stock Amendments, provided they are not outstanding on the Record Date.

Warrants to purchase our common stock will be issued to each of the USG and the Private Holders. The following are the material terms of the warrants:

•	the warrants will only become exercisable if the Authorized Share Increase is not approved by our stockholders within six months after the issuance of the warrants;

•	if the Authorized Share Increase is approved by our stockholders, the warrants will automatically expire;

•	the exercise price of the warrants will be equal to $0.01 per share; and

•	the total number of shares of common stock underlying the warrants will be 790,000,000.

Other material terms of the USG/Private Holders Transactions include the following:

•

the USG would participate in the USG/Private Holders Transactions on a “dollar-for-dollar” basis with the exchanging Private Holders of our preferred stock, who collectively hold preferred stock with an aggregate liquidation preference of $12.5 billion;

•	the USG’s participation is conditioned on at least $11.5 billion in aggregate liquidation preference of our preferred stock being exchanged by the Private Holders;

•

the USG has also agreed to exchange an additional amount of its preferred stock to match on a “dollar-for-dollar basis” the aggregate liquidation preference or amount of the Public Preferred Depositary Shares and trust preferred securities (the Trust Preferred Securities) exchanged in the Exchange Offers, subject to an overall cap of $25 billion aggregate liquidation preference of USG Preferred Stock exchanged;

•

the USG and the Federal Deposit Insurance Corporation (FDIC) currently hold Citigroup preferred stock with an aggregate liquidation preference of approximately $52 billion. The preferred stock that is not exchanged by the USG in the USG/Private Holders Transactions, and the preferred stock held by the FDIC, will be exchanged for a new series of trust preferred securities with a coupon of 8% and having other material terms substantially similar to our outstanding TRUPS®; and

•

each of the USG and the Private Holders exchanging in the USG/Private Holders Transactions is entitled to preemptive rights if we issue common stock (or securities that are convertible or exercisable into or exchangeable for common stock) within one year after the consummation of the USG/Private Holders Transactions at a price per share of common stock of less than $3.25 (or if the conversion, exercise or exchange price per share of common stock is less than $3.25), as appropriately adjusted in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to common stock.

The consummation of the USG/Private Holders Transactions is also subject to certain conditions, including the receipt of material regulatory approvals and the accuracy of representations and warranties of each party. We cannot assure you that the Authorized Share Increase will be approved by our stockholders or that the USG/Private Holders Transactions will be consummated on the terms or schedule described above.

We are also commencing public exchange offers (the Exchange Offers), pursuant to which we are offering to exchange newly issued shares of our common stock (a) for any and all issued and outstanding Public Preferred Depositary Shares, and (b) for Trust Preferred Securities, subject to an overall cap of $20.5 billion in liquidation preference or amount. In the case of the Trust Preferred Securities, due to a limitation on the number of our authorized but unissued shares of common stock, we will be able to accept only a limited amount of Trust Preferred Securities for exchange in the Exchange Offers. Specifically, we will be able to accept for exchange a number of Trust Preferred Securities with a liquidation amount equal to approximately $5.6 billion plus the amount of the liquidation preference of any Public Preferred Depositary Shares that are not tendered and accepted for exchange in the Exchange Offers, subject to an overall cap of $20.5 billion in liquidation preference or amount.

Common Stock Amendments

In addition, we are seeking approval from our common stockholders of record on the settlement date of the Exchange Offers, to amend our restated certificate of incorporation:

•	to increase the number of authorized shares of common stock from 15 billion to 60 billion (the Authorized Share Increase);

•

to (i) effect a reverse stock split of our common stock at any time prior to June 30, 2010 at one of seven reverse split ratios, 1-for-2, 1-for-5, 1-for-10, 1-for-15, 1-for-20, 1-for 25 or 1-for-30, as determined by our board of directors in its sole discretion, and (ii) if and when the reverse stock split is effected, reduce the number of authorized shares of our common stock by the reverse stock split ratio determined by our board of directors (the Reverse Stock Split); and

•

to eliminate the voting rights of shares of common stock with respect to any amendment to the restated certificate of incorporation (including any certificate of designation related to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock, if such series of preferred stock is entitled to vote, either separately or together as a class with the holders of one or more other such series, on such amendment (the Preferred Stock Change and, together with the Authorized Share Increase and the Reverse Stock Split, the Common Stock Amendments and the related proxy statement, the Common Proxy Statement).

Approval of the Common Stock Amendments requires the affirmative written consent of a majority of the shares of our common stock outstanding at the close of business on the record date for the Common Stock Amendments. The record date will be the settlement date of the Exchange Offers.

For additional information regarding the Common Stock Amendments, please refer to the Common Proxy Statement, which is part of the Prospectus.

NYSE Rule 312.05 Waiver

Ordinarily, stockholders would be required to approve the Exchange Offers and the issuance of the Interim Securities because Rule 312.03(c)(1) of the Listed Company Manual of the New York Stock Exchange (NYSE) requires us to obtain stockholder approval to issue common stock if the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance, or if the common stock is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance. Assuming 100% participation in the Exchange Offers, the issuance of common stock in exchange for Public Preferred Depositary Shares and Trust Preferred Securities pursuant to the Exchange Offers, and the issuance of the Interim Securities, would satisfy both of these tests. However, pursuant to an exception in Section 312.05 of the NYSE Listed Company Manual, our Audit and Risk Management Committee approved our obtaining a waiver in lieu of seeking stockholder approval that would otherwise have been required under Section 312.03. We believe that speed and certainty in consummating the Exchange Offers and the USG/Private Holders Transactions on the announced structure (without delay for stockholder approval or other conditions) is crucial, taking into account the new emphasis on TCE, the agreements we have with our regulators (including the FRB), and the belief that prompt execution of the Exchange Offers and the USG/Private Holders Transactions is critical for protecting market confidence in Citigroup. We received approval from the NYSE for the use of the exception, and in connection with such exception, mailed the requisite letter to all stockholders notifying them of our intention to issue the securities without prior stockholder approval. Therefore, we have not and will not be seeking stockholder approval for the issuance of common stock in connection with the Exchange Offers or for the issuance of the Interim Securities.

DIVIDEND BLOCKER AMENDMENT

On [                 ], 2009, the board of directors unanimously adopted resolutions (1) declaring that an amendment to the restated certificate of incorporation and the certificates of designation of the Public Preferred Stock modifying certain rights of the Public Preferred Stock was advisable and (2) directing that a proposal to approve the Dividend Blocker Amendment be submitted to our stockholders for their written consent.

The form of the proposed amendment to our restated certificate of incorporation and the certificates of designation of each series of Public Preferred Stock to reflect the changes imposed by the Dividend Blocker Amendment is attached to this proxy statement as Annex A.

Currently, our restated certificate of incorporation and the certificates of designation of each series of Public Preferred Stock provide that, as to a dividend payment date, unless Citigroup pays or declares and sets apart for payment full dividends on shares of each series of preferred stock, Citigroup may not declare, set apart or pay dividends on, make any distributions relating to, or redeem, purchase, acquire or make any liquidation payment relating to, shares of stock of any class or series that is junior to that series of preferred stock anytime during the next succeeding dividend period. In addition, Citigroup may not declare, pay or set apart dividends for the holders of common stock before full dividends have been declared, paid or set apart on the preferred stock. The certificates of designation of the Public Preferred Stock also currently require Citigroup to declare dividends proportionally on all Public Preferred Stock and all securities ranking equally with such series of Public Preferred Stock if dividends are not paid in full on such series of Public Preferred Stock.

The proposed Dividend Blocker Amendment will not change the other terms of any series of Public Preferred Stock relating to dividends, including the rate at which dividends accrue, the payment dates for dividends or provisions of our restated certificate of incorporation that require us, upon a liquidation or dissolution or winding up of Citigroup, to pay the full preferential amounts to the holder of each series of Public Preferred Stock pro rata, based, in part, on the respective amounts of unpaid dividends that are payable on each such share of Public Preferred Stock for such period.

Background and Reasons for the Dividend Blocker Amendment

On April 17, 2009, we announced that we intend to continue to pay full dividends on our preferred stock, including the Public Preferred Stock, through and until the closing of the Exchange Offers, at which point these dividends will be suspended. As previously announced, it is our intention not to pay common stock dividends during this period. When dividends on the Public Preferred Stock are suspended, we will be required to also suspend dividends on our common stock unless the Dividend Blocker Amendment has been approved.

The Dividend Blocker Amendment is integral to our goal of making Citigroup one of the best capitalized banks on a TCE and Tier 1 Common basis. The Dividend Blocker Amendment will permit the board greater flexibility in reinstating the common dividend without incurring additional dividend expense related to any Public Preferred Depositary Shares that remain outstanding after the settlement of the Exchange Offers. This would permit us to strengthen our common stock and significantly enhance our ability to maximize the efficiency of Citigroup’s capital structure going forward. The board believes that reinstating the common dividend is an important corporate objective, as it will make our common stock more attractive to a number of institutional investors, some of which are prohibited from investing in stock that does not pay a dividend. Making our common stock more attractive to these investors, as well as other investors who wish to realize gain through dividends, we believe will increase the price and liquidity of our common stock and strengthen our common stock as a long-term investment instrument. The Dividend Blocker Amendment permits this and at the same time saves the expense of paying dividends on any remaining Public Preferred Depositary Shares.

Under agreements previously entered into with the USG, Citigroup is not permitted to pay quarterly dividends in excess of $0.01 per share of common stock. While we have no current plans to reinstate the common dividend, we believe that payment of even a $0.01 dividend could potentially enhance the value of our common stock in the market. The annual cost of such a dividend, assuming consummation of all of the Transactions (including the USG/Private Holders Transactions and conversion of all Interim Securities into common stock)

would range from $7.6 million per quarter (if a reverse stock split of 30:1 is effected) to $229.5 million per quarter (if no reverse stock split is effected), assuming 100% participation in the Exchange Offers. However, if the Dividend Blocker Amendment is not approved, this cost would increase by the amount of dividends payable in respect of the Public Preferred Stock that remains outstanding after the Exchange Offers. The table below demonstrates the amount of dividends on Public Preferred Stock that would be payable annually assuming the stated levels of participation in the Exchange Offers if the Dividend Blocker Amendment is not approved. Potentially paying out such a large amount of preferred dividends would add significantly to the cost of a $0.01 common dividend and is inconsistent with our goal of strengthening TCE and Tier 1 Common.

Level of Participation in the Exchange Offers(1)(7)	Annual Public Preferred Dividend Payments (assuming Dividend Blocker Amendment is not approved) (in millions)
25%(2)	$778
50%(3)	$371
66 2/3%(4)	$100
75%(5)	$ 0
100%(6)	$ 0

(1)	Does not account for the treatment of fractional shares of Public Preferred Depositary Shares or Trust Preferred Securities under the terms of the Exchange Offers. Also assumes that all Public Preferred Depositary Shares are tendered and accepted for exchange before any Trust Preferred Securities are tendered and accepted for exchange and, at levels of participation below 75%, no Trust Preferred Securities are tendered. These assumptions are based on Citigroup’s expectation that if holders of Trust Preferred Securities seek to participate in the Exchange Offers, holders of Public Preferred Depositary Shares will also seek to participate in the Exchange Offers at high levels.
(2)	Assumes pro rata participation by each series of Public Preferred Depositary Shares up to an aggregate liquidation preference of approximately $5.125 billion (25% of the maximum $20.5 billion liquidation preference or liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers).
(3)	Assumes pro rata participation by each series of Public Preferred Depositary Shares up to an aggregate liquidation preference of approximately $10.25 billion (50% of the maximum $20.5 billion liquidation preference or liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers).
(4)

Assumes pro rata participation by each series of Public Preferred Depositary Shares up to an aggregate liquidation preference of approximately $13.7 billion (66 2/3% of the maximum $20.5 billion liquidation preference or liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers).

(5)	Assumes 100% of the aggregate liquidation preference of each series of Public Preferred Depositary Shares (approximately $14.92 billion) and approximately $0.5 billion aggregate liquidation amount of Trust Preferred Securities, representing an aggregate liquidation preference or liquidation amount of approximately $15.4 billion (75% of the maximum $20.5 billion liquidation preference or liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers).
(6)	Assumes 100% of the aggregate liquidation preference of each series of Public Preferred Depositary Shares (approximately $14.92 billion) and approximately $5.6 billion aggregate liquidation amount of Trust Preferred Securities are tendered and accepted for exchange in the Exchange Offers, representing the aggregate liquidation preference and liquidation amount of Public Preferred Depositary Shares and Trust Preferred Securities, respectively, subject to the Exchange Offers ($20.5 billion).
(7)	In the case of the 25% participation scenario, annual Public Preferred Dividends is determined by calculating the pro rata non-participation rate for each series of Public Preferred Depositary Shares (which is 65.65%, calculated by subtracting $5.125 billion from $14.92 billion, the approximate aggregate liquidation preference of Public Preferred Depositary Shares outstanding, and dividing this difference by $14.92 billion), and multiplying (i) 65.65% by (ii) the aggregate liquidation preference of Public Preferred Depositary Shares outstanding in each such series by (iii) the applicable dividend rate, resulting in the following for each series:
a.	Series F: 65.65% x $2,040,000,000 x 8.5% = approximately $114 million
b.	Series E: 65.65% x $6,000,000,000 x 8.4%= approximately $331 million
c.	Series AA: 65.65% x $3,715,000,000 x 8.125%= approximately $198 million
d.	Series T: 65.65% x $3,168,650,000 x 6.5%= approximately $135 million

A similar calculation was used for each of the participation scenarios in the table above.

In addition, eliminating the clause in each certificate of designation of the Public Preferred Stock requiring that dividends be declared on a proportional basis with respect to all equally ranking series of preferred stock will also give us more flexibility in future financings involving preferred stock, as new series of preferred stock could be issued that give the holders thereof preferential rights to dividends. Preferred stock has historically been a component of our Tier 1 regulatory capital, which we believe remains an important measure of our financial strength. We think this additional flexibility to effect financings involving preferred stock is important to our ability to optimize our capital structure going forward.

We believe that a large majority of the holders of Public Preferred Depositary Shares will find the economic terms of the applicable Exchange Offer attractive and will tender their securities. If, as we anticipate, more than two-thirds of the Public Preferred Depositary Shares are tendered in the Exchange Offers, and the Dividend Blocker Amendment is approved in accordance with the terms of the relevant certificate of designation and Delaware law, only a fraction of our current holders of Public Preferred Depositary Shares will be affected by this change in the terms of their securities.

To the extent that the Dividend Blocker Amendment provides further encouragement to holders to tender their Public Preferred Depositary Shares in the Exchange Offers, this is also positive for Citigroup, as greater participation in the Exchange Offers will lead to an improved capital structure by increasing our TCE and Tier 1 Common. We believe this will improve public and market perception of our financial strength.

Effect of the Dividend Blocker Amendment on Stockholders

Upon effectiveness of the Dividend Blocker Amendment, each series of Public Preferred Depositary Shares will no longer be entitled to receive dividends prior to payment of dividends to holders of common stock. Additionally, new series of preferred stock could be created which could be senior to the Public Preferred Stock in rights to dividends.

Public Preferred Depositary Shares that are tendered and accepted for exchange in the Exchange Offers will be exchanged for shares of common stock on the settlement date of the Exchange Offers. Therefore, although holders of these securities will be entitled to vote on the Public Preferred Stock Amendments as holders of Public Preferred Depositary Shares because the Record Date will occur prior to the settlement date, they will only be affected by the Dividend Blocker Amendment, if approved, as holders of common stock. Holders of any Public Preferred Depositary Shares that are not tendered, or that are not accepted for exchange, in the Exchange Offers will be affected by these amendments as holders of Public Preferred Depositary Shares.

The table below shows the liquidation value of Public Preferred Depositary Shares that will be affected by the Dividend Blocker Amendment, based on the levels of acceptance of the Exchange Offers indicated below:

Level of Participation in the Exchange Offers(1)	Liquidation value of Public Preferred Depositary Shares that will be affected by the Dividend Blocker Amendment (in millions)
66 2/3%	$1,257
75%	$ 0
100%	$ 0

(1)	The same assumptions and methods of calculation as set forth in footnotes (1) and (4)-(6) to the table on page 15 above apply to the levels of participation in the table above.

Approximately [    ] shares of common stock were issued and outstanding as of the close of business on the Record Date. Each of these shares of common stock will be affected by the Dividend Blocker Amendment. The proposed Dividend Blocker Amendment would eliminate each of the other restrictions described above and allow Citigroup to declare and pay dividends on shares of common stock or any other series of junior stock or make other payments to holders of junior or parity stock without paying or setting apart for payment any dividends on shares of any series of Public Preferred Stock.

No Appraisal Rights

Under Delaware law and our restated certificate of incorporation, neither holders of our common stock nor holders of Public Preferred Depositary Shares will be entitled to dissenter’s rights or appraisal rights with respect to the Dividend Blocker Amendment.

Required Vote and Recommendation

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders as of the Record Date of each of a majority of the common stock, voting as a class, and two-thirds of the Public Preferred Depositary Shares, voting together as a class, are required to approve the Dividend Blocker Amendment. In addition, two-thirds of each series of USG Preferred Stock are required to approve the amendments to our restated certificate of incorporation described in the third bullet of the Dividend Blocker Amendment.

The board unanimously recommends approval of the Dividend Blocker Amendment.

DIRECTOR AMENDMENT

On [                ], 2009, the board of director unanimously adopted resolutions (1) declaring that an amendment to the certificates of designation of the Public Preferred Stock (effective upon the delisting of such stock, except in the case of the Series E Public Preferred Stock, which amendment will be effective immediately upon the filing of the Director Amendment with the Secretary of State of the State of Delaware) modifying the right of holders of Public Preferred Stock to appoint directors if dividends had not been declared in six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods) was advisable and (2) directing that a proposal to approve the Director Amendment be submitted to our stockholders for their written consent.

The form of the proposed amendment to the certificates of designation of each of the series of Public Preferred Stock to modify the terms of the Public Preferred Stock to reflect the changes imposed by the Director Amendment is attached to this proxy statement as Annex B.

Currently, the certificates of designation of each of the series of Public Preferred Stock provide that, if dividends on such series of Public Preferred Stock remain unpaid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive, the number of directors on the board of directors will automatically increase by two and the holders of that series of Public Preferred Stock, voting as a single class together with any other series of Public Preferred Stock similarly affected, will be entitled to elect two directors. The term of these two directors will end, and the number of directors will automatically decrease by two, at such time as all dividends on shares of each series of Public Preferred Stock have been paid in full or declared and set apart for payment for at least four consecutive quarterly periods following non-payment of a dividend (and cumulative dividends have been paid in full with respect to an equally ranked series of cumulative preferred stock).

Background and Reasons for the Director Amendment

On April 17, 2009, we announced that we intend to continue to pay full dividends on our preferred stock, including the Public Preferred Stock, through and until the closing of the Exchange Offers, at which point these dividends will be suspended.

If the Director Amendment is not approved, and dividends are not paid on Public Preferred Depositary Shares for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive, the holders of our Public Preferred Depositary Shares remaining after the consummation of the Exchange Offers, voting as a single class, will be able to appoint two additional directors to the board of directors. The board of directors is currently composed of 14 directors and, given the possibility that only a fraction of our current holders of Public Preferred Depositary Shares could remain outstanding upon completion of the Exchange Offers, the right to appoint two additional directors would afford the remaining Public Preferred Depositary Shares a disproportionate influence over our governance and decision-making, compared to their economic investment.

This is especially true given that we expect the Exchange Offers to significantly reduce the number of outstanding Public Preferred Depositary Shares. If the Director Amendment is approved by two-thirds liquidation preference of the Public Preferred Stock, we believe it very likely that the approving holders of the Public Preferred Depositary Shares will have tendered their Public Preferred Depositary Shares in the Exchange Offers, thereby reducing the number of outstanding Public Preferred Depositary Shares by at least two-thirds and perhaps more. The more successful the Exchange Offers are, the more disproportionate the influence of the non-tendering holders of Public Preferred Depositary Shares would be, potentially creating an incentive for holders not to tender their shares in the Exchange Offers. This incentive is removed if the Director Amendment is approved.

Effect of the Proposal on Stockholders

Upon the filing of the proposed Director Amendment with the Secretary of State of the State of Delaware and delisting of the applicable series of Public Preferred Stock (except in the case of the Series E Public Preferred Stock, in which case the Director Amendment will be effective immediately upon the filing of the Director Amendment with the Secretary of State of the State of Delaware), such delisted series of Public Preferred Stock will no longer have the right to appoint directors to Citigroup’s board upon Citigroup’s failure to pay dividends for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods). Since the Series E Public Preferred Stock is not currently listed, the Director Amendment, if approved, will become effective immediately upon approval and filing of the amendment with the Delaware Secretary of State.

As noted above, Public Preferred Depositary Shares that are tendered and accepted for exchange in the Exchange Offers will be exchanged for shares of common stock on the settlement date of the Exchange Offers. Therefore, although holders of these securities will be entitled to vote on the Public Preferred Stock Amendments as holders of Public Preferred Depositary Shares because the Record Date will occur prior to the settlement date, they will only be affected by the Director Amendment, if approved, as holders of common stock. Holders of any Public Preferred Depositary Shares that are not tendered, or that are not accepted for exchange, in the Exchange Offers will be affected by these amendments as holders of Public Preferred Depositary Shares.

Approximately [    ] shares of common stock were issued and outstanding as of the close of business on the Record Date. Each of these shares of common stock will be affected by the Public Preferred Stock Amendments because the Director Amendment, if approved, ensures that management of Citigroup remains with a board of directors elected by the holders of the common stock in the event that Citigroup determines that it is not in the best interest of stockholders to pay dividends on the Public Preferred Depositary Shares.

Delisting and Deregistration

The Public Preferred Depositary Shares (other than the Series E Public Preferred Depositary Shares) are currently listed for trading on the NYSE. The Director Amendment provides that upon the delisting of a series of Public Preferred Stock, the right in each certificate of designation of holders of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods (or, in the case of the Series E Public Preferred Stock, for three semi-annual dividend periods), whether or not consecutive, terminates. Because under NYSE Listing Rule 313 certificates of designation of preferred stock listed for trading on the NYSE are required to provide such governance rights to holders of preferred stock, we can only eliminate this right of listed series of Public Preferred Depositary Shares to elect directors if we delist the applicable series of Public Preferred Stock. We currently intend to delist each listed series of Public Preferred Depositary Shares that remains outstanding following completion of the Exchange Offers from trading on the NYSE and we do not intend to apply for listing of any series of Public Preferred Depositary Shares on any other exchange. As a result, holders of Public Preferred Depositary Shares that remain outstanding following the Exchange Offers may be left with an illiquid security indefinitely. In addition, to the extent permitted by law, we currently intend to deregister each series of Public Preferred Stock and Public Preferred Depositary Shares under the Securities Exchange Act of 1934. If the Director Amendment is approved and becomes effective, the right in each certificate of designation of holders of listed series of Public Preferred Stock to elect two directors if dividends have not been paid for six quarterly dividend periods, whether or not consecutive, would be eliminated upon delisting of the applicable series of Public Preferred Stock. Since the Series E Public Preferred Depositary Shares are not listed on the NYSE, the amendment would become effective, and the right to elect two directors if dividends have not been paid for three semi-annual dividend periods would be eliminated for such series immediately upon approval of the amendment by the Delaware Secretary of State.

No Appraisal Rights

Under Delaware law and our restated certificate of incorporation, neither common shareholders nor holders of Public Preferred Depositary Shares will be entitled to dissenter’s rights or appraisal rights with respect to the Director Amendment.

Required Vote and Recommendation

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders as of the Record Date of each of a majority of the common stock, voting as a class, and two-thirds liquidation preference of the Public Preferred Depositary Shares, voting together as a class, are required to approve the Director Amendment.

The board unanimously recommends approval of the Director Amendment.

RETIREMENT AMENDMENT

On [            ], 2009, the board of directors unanimously adopted resolutions (1) declaring that an amendment to the certificates of designation of each series of Public Preferred Stock to clarify that any shares of any series of Public Preferred Stock that are redeemed or otherwise purchased or acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series, was advisable and (2) directing that a proposal to approve the Retirement Amendment be submitted to our stockholders for their written consent.

The form of the proposed amendment to the certificates of designation of each of the series of Public Preferred Stock to modify the terms of the Public Preferred Stock to reflect the changes imposed by the Retirement Amendment is attached to this proxy statement as Annex C.

Background and Reasons for the Retirement Amendment

The Retirement Amendment is a technical clarification to the certificates of designation of each series of Public Preferred Stock to clarify, in each certificate of designation, that any shares of any series of Public Preferred Stock that are redeemed or otherwise purchased or acquired by us may not be reissued by us as part of such series, and will instead be restored to the status of authorized but unissued shares of preferred stock without designation as to series. The purpose of the Retirement Amendment is to ensure that shares of preferred stock that Citigroup redeems or otherwise purchases or acquires are available to be reissued by Citigroup as part of a newly created series of preferred stock pursuant to the discretionary authority granted to the board of directors in Article FOURTH of our restated certificate of incorporation to issue shares of preferred stock in series.

The board of directors is authorized to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. We believe that the Retirement Amendment simply clarifies the status of shares of preferred stock that are redeemed, purchased or otherwise acquired by the Company, so that the board of directors can use the discretionary authority conferred by Article FOURTH with respect to shares of preferred stock so redeemed, purchased or otherwise acquired by the Company and not just with respect to shares of preferred stock that have been authorized, but never issued. The discretionary authority conferred by Article FOURTH upon the board of directors is important to allow the board to act efficiently in the best interests of our stockholders to issue new series of preferred stock in their efforts to maximize the efficiency of our capital structure.

The board also believes that the Retirement Amendment will enhance Citigroup’s flexibility to meet changing financial conditions and satisfy its future financing and capitalization needs. In addition, the authority of the board of directors to issue preferred stock could be used to discourage attempts by others to gain control of the company through a merger, tender offer, proxy or consent solicitation, or otherwise, by making such attempts more difficult to achieve and more costly.

The preferred shares being redeemed pursuant to the USG/Private Holders Transactions and the Exchange Offers could be up to 835,632 shares of our preferred stock. The Retirement Amendment would accordingly return such shares to the status of authorized but unissued shares of preferred stock, without designation as to series. As of April 30, 2009, Citigroup had 29,158,552 authorized but unissued shares of preferred stock.

Effect of the Proposal on Stockholders

Common stockholders will be affected by the Retirement Amendment because the board of directors will have the ability, upon retiring shares of preferred stock that have been redeemed or otherwise purchased or acquired, to issue those shares as additional securities that are senior in rank to our common stock or that have voting rights that adversely affect the voting power of the existing holders of common stock. Similarly, holders of our preferred stock will be affected by the Retirement Amendment because the board will have the ability to issue additional series of preferred stock, that may be on terms that are more favorable than, less favorable than or different from the terms of the shares of preferred stock that are in existence today.

No Appraisal Rights

Under Delaware law and our restated certificate of incorporation, neither common shareholders nor holders of Public Preferred Depositary Shares will be entitled to dissenter’s rights or appraisal rights with respect to the Retirement Amendment.

Required Vote and Recommendation

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders as of the Record Date of each of a majority of the common stock, voting as a class, and two-thirds of the Public Preferred Depositary Shares, voting together as a class, are required to approve the Retirement Amendment.

The board unanimously recommends approval of the Retirement Amendment.

AUTHORIZED PREFERRED STOCK INCREASE

On [            ], 2009, the board of directors unanimously adopted resolutions (1) declaring that an amendment to the restated certificate of incorporation to increase the number of authorized shares of our preferred stock from 30 million to 2 billion shares was advisable and (2) directing that a proposal to approve the Authorized Preferred Stock Increase be submitted to our stockholders for their written consent.

The form of the proposed amendment to the restated certificate of incorporation to increase the number of authorized shares of our preferred stock is attached to this proxy statement as Annex D. The Authorized Preferred Stock Increase will increase the number of authorized shares of our preferred stock from 30 million to 2 billion shares.

Background and Reasons for the Authorized Preferred Stock Increase

Citigroup is authorized under our current restated certificate of incorporation to issue up to 30 million shares of preferred stock having a par value of $1.00 per share. The board of directors has the authority to issue the preferred stock in one or more series and to fix the number of shares constituting such series, the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by common shareholders.

The board of directors believes that it is in the best interests of Citigroup and its shareholders to increase the amount of authorized preferred stock to a total of 2 billion shares to provide sufficient shares for general corporate purposes, to be issued as deemed advisable by the board of directors without further action or authorization by the stockholders.

The board believes that the increase in authorized shares of preferred stock will enhance Citigroup’s flexibility to meet changing financial conditions and satisfy its future financing and capitalization needs. In addition, the authority of the board of directors to issue preferred stock could be used to discourage attempts by others to gain control of the company through a merger, tender offer, proxy or consent solicitation, or otherwise, by making such attempts more difficult to achieve and more costly.

Effect of the Proposal on Stockholders

Common stockholders will be affected by the Authorized Preferred Stock Increase because the board of directors will have the ability to issue the newly authorized preferred stock as preferred shares that may be senior in rank to our common stock, and that may have voting rights that adversely affect the voting power of the existing holders of common stock. Similarly, holders of our existing preferred stock will be affected by the Authorized Preferred Stock Increase because the board will have the ability to issue additional series of preferred stock, that may be on terms that are more favorable than, less favorable than or different from the terms of the shares of preferred stock that are in existence today.

In addition, the issuance of any additional shares of preferred stock may have the effect of diluting the percentage of stock ownership of the present stockholders.

We have no current plans, or transactions under consideration, that would involve the issuance of preferred stock after consummation of the Exchange Offers, assuming the adoption of the Public Preferred Stock Amendments and Common Stock Amendments.

No Appraisal Rights

Under Delaware law and our restated certificate of incorporation, neither common shareholders nor holders of Public Preferred Depositary Shares will be entitled to dissenter’s rights or appraisal rights with respect to the Authorized Preferred Stock Increase.

Required Vote and Recommendation

Under Delaware law and our restated certificate of incorporation, the affirmative written consent of holders as of the Record Date of a majority of the common stock voting as a class, and a majority of the Public Preferred Depositary Shares and USG Preferred Stock, voting together as a class, are required to approve the Authorized Preferred Stock Increase.

The board unanimously recommends approval of the Authorized Preferred Stock Increase.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Citigroup has long encouraged stock ownership by its directors, officers and employees to align their interests with the long-term interests of stockholders. As part of our commitment to aligning employee and stockholder interests, members of the management executive committee and members of the board of directors have agreed to hold 75% of the shares of common stock they acquire through Citigroup’s equity programs as long as they remain subject to the stock ownership commitment. Senior leadership committee members have agreed to hold 50% of the shares of common stock they acquire through Citigroup’s equity programs as long as they remain subject to the stock ownership commitment. Exceptions to the stock ownership commitment include gifts to charity, certain estate planning transactions, and certain other limited circumstances. In addition, the commitment relates to the net number of shares received in connection with the exercise of stock options or paying withholding taxes under other equity compensation programs.

The following tables show the beneficial ownership of Citigroup common stock and preferred stock by our directors and certain executive officers as of the close of business on April 21, 2009:

Name	Position	Amount and Nature of Beneficial Ownership
		Common Stock Beneficially Owned Excluding Options	Stock Options Exercisable Within 60 Days of April 1, 2009(1)	Total Common Stock Beneficially Owned(1)
C. Michael Armstrong	Director	163,022	30,497	193,519
Ajaypal Banga	Chief Executive Officer, Asia	770,248	231,504	1,001,752
Alain J.P. Belda	Director	98,024	52,350	150,374
Gary Crittenden	Chairman, Citi Holdings	488,761	0	488,761
John M. Deutch	Director	145,720	26,639	172,359
James A. Forese	Co-Head, Global Capital Markets, Markets & Banking Institutional Clients Group	1,809,500	261,628	2,071,128
Jerry S. Grundhofer	Director	24,789	0	24,789
Edward Kelly	Chief Financial Officer	759,881	0	759,881
Andrew N. Liveris	Director	39,410	19,792	59,202
Anne M. Mulcahy	Director	53,066	0	53,066
Michael E. O’Neill	Director	0	0	0
Vikram S. Pandit	Chief Executive Officer	1,707,503	750,000	2,457,503
Richard D. Parsons	Chairman	151,348	55,747	207,095
Lawrence R. Ricciardi	Director	36,256	0	36,256
Judith Rodin	Director	53,879	17,473	71,352
Robert L. Ryan	Director	52,917	0	52,917
Anthony M. Santomero	Director	0	0	0
William S. Thompson	Director	14,942	0	14,942
Stephen R. Volk	Vice Chairman	884,625	0	884,625
All directors and executive officers as a group (30 persons)		16,019,974	2,421,946	18,441,919

(1)	The share numbers in these columns have been restated to reflect equitable adjustments made to all Citigroup options outstanding on August 20, 2002 in respect of the distribution to all stockholders of shares of Travelers Property Casualty Corp. For each option grant, the number of options was increased by a factor of 1.0721990 and the exercise price was decreased by a factor of .9326627. The expiration and vesting dates of each option did not change.

Name	Position	Amount of Beneficial Ownership
		Title of Securities Represented by Public Preferred Depositary Shares	Number of Public Preferred Depositary Shares Beneficially Owned
C. Michael Armstrong	Director	Series F Preferred Stock	27,700
John M. Deutch	Director	Series F Preferred Stock	11,000
Vikram S. Pandit	Chief Executive Officer	Series F Preferred Stock	50,000
		Series AA Preferred Stock	50,000
Brian Leach	Chief Risk Officer	Series F Preferred Stock	30,000

As of the close of business on April 21, 2009, no director or executive officer owned as much as 1% of Citigroup’s common stock. As of the close of business on April 21, 2009, all of the directors and executive officers as a group beneficially owned approximately 0.3345% of Citigroup’s common stock.

Of the shares of our common stock shown in the table on the preceding page, all of which are deemed to be beneficially owned under rules promulgated by the Securities and Exchange Commission (SEC), some portion may not be held directly by the director or executive officer. The following table details the various forms in which directors or executive officers indirectly hold shares. Such indirectly-held shares may be shares:

•	for which receipt has been deferred under certain deferred compensation plans,

•	held as a tenant-in-common with a family member or trust or owned by a family member,

•	held by a trust for which the director or executive officer is a trustee but not a beneficiary or held by a mutual fund which invests substantially all of its assets in Citigroup stock, or

•

for which the director or executive officer has direct or indirect voting power but not dispositive power, or for which the director or executive officer has direct or indirect voting power but that are subject to restrictions on disposition, as shown in the following table:

Director/Officer	Receipt Deferred	Owned by or Tenant-in-Common with Family Member, Trust or Mutual Fund		Voting Power, but not Dispositive Power	Restricted or Deferred Shares Subject to Restrictions on Disposition
C. Michael Armstrong	157,277	15,150	(1)	0	0
Ajaypal Banga	0	50,701		0	593,275
Alain J.P. Belda	93,024	0		0	0
Gary Crittenden	0	0		0	256,124
John M. Deutch	80,766	0		0	0
James A. Forese	0	0		0	995,048
Jerry S. Grundhofer	0	24,789		0	0
Edward Kelly	0	0		0	654,800
Andrew N. Liveris	36,180	1,200		0	0
Anne M. Mulcahy	53,008	59		0	0
Michael E. O’Neill	0	0		0	0
Vikram S. Pandit	0	0		0	797,474
Richard D. Parsons	109,365	0		0	0
Lawrence R. Ricciardi	36,256	0		0	0
Judith Rodin	51,658	2,221		0	0
Robert L. Ryan	39,412	0		0	0
Anthony M. Santomero	0	0		0	0
William S. Thompson	0	0		0	0
Stephen R. Volk	0	1,100		0	644,818
All directors and executive officers as a group (30 persons)	656,945	182,225		0	8,159,329

(1)	Disclaims beneficial ownership.

Owners of 5% or more of our common stock

The following table shows the beneficial ownership of Citigroup common stock by each person known by Citigroup to beneficially own more than 5% of the outstanding shares of common stock as of the close of business on December 31, 2008.

Common Stock(1)

Identity of Group or Owner	Shares Beneficially Owned		Percentage Owned
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
• As Custodian for the Citigroup 401K Plans	91,555,628	(2)	1.7%
• As trustee or discretionary advisor for certain unaffiliated accounts and collective investment funds	245,293,611	(3)	4.5%

Total	336,849,239		6.2%

(1)	In 2008 and 2009, Citigroup issued to the U.S. Treasury warrants to purchase 465,117,176 shares of common stock, of which warrants to purchase 360,075,159 shares of common stock are exercisable within 60 days. The exercise prices for the warrants are $10.61 and $17.85. The warrants exercisable within 60 days represent approximately 6.2% of Citigroup’s voting stock. However, none of the warrants have been exercised and the exercise prices are above Citigroup’s closing price on May 11, 2009 of $3.86. See Citigroup’s Annual Report on Form 10-K for the year ended on December 31, 2008 filed on February 27, 2009 for additional information.
(2)	This information is as of December 31, 2008 and was provided by State Street. Under our 401K plans, participants have the right to direct the voting by State Street of shares of common stock. State Street is generally obligated to vote shares for which it has not received voting instructions in the same proportion as shares for which it has received voting instructions. On February 22, 2009, there were 96,329,650 shares beneficially owned by the 401K plans.
(3)	This information is as of December 31, 2008 and was obtained from a Schedule 13G filed with the SEC on February 17, 2009 by State Street. State Street has sole voting power and shared dispositive power over these shares.

OTHER MATTERS

Submission of Future Stockholder Proposals

The next annual meeting of stockholders of Citigroup will be in 2010. Under SEC rules, a stockholder who intends to present a proposal at the 2010 annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the Corporate Secretary of Citigroup at 399 Park Avenue, New York, New York 10043. The proposal must be received no later than November 13, 2009.

Stockholders who do not wish to follow the SEC rules in proposing a matter for action at the following annual meeting must notify Citigroup in writing of the information required by the provisions of Citigroup’s by-laws dealing with stockholder proposals. The notice must be delivered to Citigroup’s Corporate Secretary between December 22, 2009 and January 21, 2010. You can obtain a copy of Citigroup’s by-laws by writing to the Corporate Secretary at the above address.

Householding

Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. In accordance with a notice sent to certain stockholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any stockholder at that address requested that multiple sets of documents be sent. However, if any stockholder who agreed to householding wishes to receive a separate annual report or proxy statement in the future, he or she may telephone toll-free 1-800-542-1061 or write to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Stockholders sharing an address who wish to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Broadridge at the telephone number or the address set forth above, if they are record holders.

Cost of Proxy Solicitation

Citigroup pays the cost of soliciting proxies. In addition to soliciting proxies by mail, Citigroup may solicit proxies by personal interview, telephone and similar means. No director, officer or employee of Citigroup will be specially compensated for these activities. Citigroup also intends to request that brokers, banks and other nominees solicit proxies from their principals and will pay the brokers, banks and other nominees certain expenses they incur for such activities. Citigroup has retained Morrow & Co., LLC, a proxy soliciting firm, to assist in the solicitation of proxies, for an estimated fee of $50,000 plus reimbursement of certain out-of-pocket expenses.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following selected unaudited pro forma financial information has been presented to give effect to and show the pro forma impact of the Exchange Offers and the USG/Private Holders Transactions on Citigroup’s balance sheet as of March 31, 2009, and also describes the impact of the Exchange Offers and the USG/Private Holders Transactions on Citigroup’s earnings for the fiscal year ended December 31, 2008 and for the quarter ended March 31, 2009.

The unaudited pro forma financial information is presented for illustrative purposes only and does not necessarily indicate the financial position or results that would have been realized had the Exchange Offers and the USG/Private Holders Transactions been completed as of the dates indicated or that will be realized in the future when and if the Exchange Offers and the USG/Private Holders Transactions are consummated. The selected unaudited pro forma financial information has been derived from, and should be read in conjunction with Citigroup’s historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 filed with the SEC, which are incorporated by reference into this document.

Unaudited Pro Forma Balance Sheets

The unaudited pro forma consolidated balance sheets of Citigroup as of March 31, 2009 have been presented as if the Exchange Offers and the USG/Private Holders Transactions had been completed on March 31, 2009. We have shown the pro forma impact of a “High Participation Scenario” and a “Low Participation Scenario” prepared using the assumptions set forth below. In both scenarios, we have assumed stockholders have approved the Authorized Share Increase. In the event the stockholders do not approve the Authorized Share Increase within six months of issuance of the warrants, the warrants issued to the USG and Private Holders will become immediately exercisable for an additional 790 million shares of our common stock. The exercise of these warrants will result in additional dilution to the existing shareholders with a corresponding increase to stockholders’ equity equal to the exercise price of the warrants times the number of shares issued. In addition, if the stockholders do not approve the Authorized Share Increase within six months, the Interim Securities will remain outstanding and will automatically convert into common stock upon approval of the Authorized Share Increase, even if approved at a later date, resulting in further dilution to the existing common shareholders. Furthermore, if the Authorized Share Increase is not approved within six months of the issuance of the Interim Securities, each Interim Security will accrue cumulative dividends equal to the greater of (x) 9% (increasing by 2 percentage points each quarter up to a cap of 19%) and (y) the dividend actually paid on the number of shares of common stock into which such Interim Security is convertible. The dividends will decrease net income available to the common shareholders.

The “High Participation Scenario” assumes (i) the exchange of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock held by the Private Holders ($12.5 billion aggregate liquidation preference) and holders of all outstanding shares of Series T Public Preferred Stock ($3.169 billion aggregate liquidation preference) into common stock, (ii) the exchange of all outstanding shares of Series E, F and AA Public Preferred Stock ($11.755 billion aggregate liquidation preference) into common stock, (iii) the exchange of all outstanding shares of Series H preferred stock held by the U.S. Treasury ($25 billion aggregate liquidation preference) into common stock, (iv) the conversion of all outstanding shares of Series G and I preferred stock held by the U.S. Treasury and the FDIC ($27.059 billion aggregate liquidation preference) into newly issued 8% trust preferred securities and (v) the exchange of $5.576 billion liquidation amount of Trust Preferred Securities into Common Stock.

The “Low Participation Scenario” assumes (i) the exchange of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock held by the Private Holders ($12.5 billion aggregate liquidation preference) into common stock, (ii) the exchange of 50% of the outstanding shares of Series H preferred stock held by the U.S. Treasury ($12.5 billion aggregate liquidation preference) into common stock,

(iii) the exchange of 50% of the outstanding shares of Series H preferred stock held by the U.S. Treasury ($12.5 billion aggregate liquidation preference) and all outstanding shares of Series I and G preferred stock held by the U.S. Treasury and the FDIC ($27.059 billion aggregate liquidation preference, for a total of $39.559 billion aggregate liquidation preference), into new 8% trust preferred securities, (iv) none of the outstanding shares of Series E, F and AA Public Preferred Stock ($11.755 billion aggregate liquidation preference) or outstanding shares of Series T Public Preferred Stock ($3.169 billion aggregate liquidation preference), are exchanged for common stock and (v) none of the Trust Preferred Securities are exchanged for common stock.

If the Exchange Offers are not viewed favorably by the marketplace and Citigroup’s stockholders, participation of the holders of Public Preferred Depositary Shares and Trust Preferred Securities is expected to be low. As a result, the Low Participation Scenario assumes no Public Preferred Depositary Shares or Trust Preferred Securities are tendered for exchange.

The pro forma impact to stockholders’ equity, additional paid-in capital and retained earnings generated by the Exchange Offers and the USG/Private Holders Transactions in both the High Participation Scenario and the Low Participation Scenario were determined based on $2.53, the closing price of Citigroup’s common stock on March 31, 2009 on the NYSE. The actual determination will be made using the closing price of Citigroup’s common stock on the NYSE on the day the investors and Citigroup are legally committed to the exchange (commitment date).

If the price of common stock on the commitment date is greater than $2.53, there will be an increase in additional paid-in capital and decrease in net income available to common shareholders, earnings per share and retained earnings relative to the pro forma financial statement information set forth below. Conversely, if the common stock price on the commitment date is less than $2.53, there will be a decrease in additional paid-in capital and increase in net income available to common shareholders, earnings per share and retained earnings relative to the pro forma financial statement information.

If the estimated fair value of the new 8% trust preferred securities is greater than the value used in the following pro forma statements, the positive impact on retained earnings will be lower and the amount of deferred tax liabilities created by the Transactions will also be lower. Conversely, if the estimated fair value of the new 8% trust preferred securities is lower than the value used in the following pro forma statements, the positive impact on retained earnings will be greater and the amount of deferred tax liabilities created by the Transactions will also be greater.

In addition, if the price of the common stock is greater than the conversion price of $3.25 on the commitment date, a “beneficial conversion feature” is deemed to exist and will have to be accounted for accordingly. The amount of the beneficial conversion feature is the difference between the conversion price of the Interim Securities and the price of the common stock on the commitment date multiplied by the number of shares of common stock that the Interim Securities are convertible into. The accounting for the beneficial conversion feature will have no impact to net income or total stockholders’ equity. However, net income available to common shareholders and earnings per share would be reduced, and a reclassification will take place from retained earnings to additional paid-in capital in the amount of the beneficial conversion feature. The pro forma financial information presented in “Unaudited Pro Forma Financial Information” does not reflect the impact of such beneficial conversion feature because the closing price of the common stock on March 31, 2009 was $2.53, which is less than the $3.25 conversion price.

High Participation Scenario

(in millions of dollars)	Actual March 31, 2009	Adjustments
		Exchange of Convertible Preferred Stock held by Private Holders and Public Investors(2)		Exchange of Non- Convertible Preferred Stock held by Private Holders(7)		Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(9)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(12)		Exchange of Trust Preferred Securities held by Public Investors(1)		Pro Forma March 31, 2009
Assets
Cash and due from banks and Deposits at interest with banks	$190,566											$190,566
Federal funds sold and securities purchased	179,603											179,603
Trading account assets	335,222											335,222
Investments	238,806											238,806
Loans, net	625,589											625,589
Other assets	212, 770					$(2,892	)(15)					209, 878
Goodwill and intangibles (other than mortgage servicing rights)	40,022											40,022

Total assets	$1,822,578	$—		$—		$(2,892)		$—		$—		$1,819,686

Liabilities
Total deposits	$762,696											$762,696
Federal funds purchased and securities loan	184,803											184,803
Trading account liabilities	130,826											130,826
Long-term debt	337,252					$12,000	(10)	$4,235	(13)	$(6,047	)(18)	347,440
Other liabilities	261,074									740	(19)	261,814

Total liabilities	$1,676,651	$—		$—		$12,000		$4,235		$(5,307)		$1,687,579

Equity
Preferred Stock	$74,246	$(15,669	)(3)	$(11,755	)(3)	$(43,293	)(3)	$(3,529	)(3)			$—
Common Stock	57	47	(4)	34	(4)	77	(4)			$16	(4)	231
Additional paid-in capital	16,525	26,012	(5)	8,659	(14)	19,385	(14)			4,108	(14)	74,689
Retained earnings	86,115	(10,390	)(6)	3,062	(8)	8,939	(11)	(706	)(16)	1,183	(17)	88,203
Treasury stock, at cost	(5,996)											(5,996)
Accumulated other comprehensive income (loss)	(27,013)											(27,013)

Total Citigroup stockholder’s equity	$143,934	$—		$—		$(14,892)		$(4,235)		$5,307		$130,114

Noncontrolling interest	1,993											1,993

Total equity	$145,927	$—		$—		$(14,892)		$(4,235)		$5,307		$132,107

Total liabilities and equity	$1,822,578	$—		$—		$(2,892)		$—		$—		$1,819,686

(1)

Represents Trust Preferred Securities held by public investors that Citigroup is offering to exchange for common stock. Assumes the exchange of $5.576 billion aggregate liquidation amount of Trust Preferred Securities into common stock.

(2)	Represents the convertible preferred stock held by the Private Holders and public investors that Citigroup is offering to exchange for common stock. Assumes conversion of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2, N1 and T convertible preferred stock ($15.669 billion aggregate liquidation preference) into common stock.
(3)	Reduction of preferred stock balance as a result of conversion of convertible preferred or exchange of non-convertible preferred stock.
(4)	Par value of newly issued common stock.
(5)	Additional paid-in capital (“APIC”) in respect of conversion of convertible preferred stock. The amount is equal to the sum of (i) the value of the inducement offer (see footnote 6 below) and (ii) the difference between the carrying amount of the preferred stock exchanged and the par value of the shares of Common Stock to be issued.

(6)	Value of inducement for the Exchange Offers and the USG/Private Holders Transactions represents the excess of the fair value on March 31, 2009 of the common stock to be issued in the Exchange Offers and the USG/Private Holders Transactions over the value on March 31, 2009 of the common stock issuable pursuant to the original conversion terms of the convertible preferred stock.
(7)	Represents the non-convertible preferred stock held by public investors that Citigroup is offering to exchange for common stock. Assumes exchange of all outstanding shares of Series AA, E and F Public Preferred Stock ($11.755 billion aggregate liquidation preference).
(8)	Excess of the carrying amount of Series AA, E and F Public Preferred Stock over the fair value on March 31, 2009 of the common stock to be issued in the Exchange Offers.
(9)	Represents the non-convertible preferred stock held by the U.S. Treasury that Citigroup is offering to exchange for common stock, up to the amount of Subject Securities tendered by Private Holders and public investors. The non-convertible preferred stock held by the U.S. Treasury and not exchanged for common stock will be exchanged for new 8% trust preferred securities. Assumes exchange of all outstanding shares of Series H non-convertible preferred stock ($25 billion aggregate liquidation preference) held by the U.S. Treasury into common stock and all outstanding shares of Series I non-convertible preferred stock ($20 billion aggregate liquidation preference) held by the U.S. Treasury into new 8% trust preferred securities.
(10)	Issuance of new 8% trust preferred securities to the U.S. Treasury recorded at the estimated fair value as of March 31, 2009 for purposes of the pro forma balance sheet. The 8% trust preferred securities will ultimately be recorded at the commitment date fair value. In calculating the fair value of the new 8% trust preferred securities, Citigroup considered implied yields from prices of securities of a similar nature and maturities traded in the market on or immediately prior to March 31, 2009 and the contractual cash flows of the securities valued.
(11)	Excess of the carrying amount of the outstanding shares of Series H and I non-convertible preferred stock over the fair value on March 31, 2009 of the common stock and the estimated fair value on March 31, 2009 of the new 8% trust preferred securities, in each case, to be issued to the U.S. Treasury in the USG/Private Holders Transactions.
(12)	Represents the guarantee-related non-convertible preferred stock held by the U.S. Treasury and the FDIC that Citigroup is offering to exchange for new 8% trust preferred securities. Assumes exchange of all outstanding shares of Series G non-convertible preferred stock ($7.059 billion aggregate liquidation preference) held by the U.S. Treasury and the FDIC.
(13)	Issuance of new 8% trust preferred securities to the U.S. Treasury and the FDIC assumed to be recorded at the estimated fair value as of March 31, 2009 for purposes of the pro forma balance sheet. The 8% trust preferred securities will ultimately be recorded at the commitment date fair value. In calculating the fair value of the new 8% trust preferred securities, Citigroup considered implied yields from prices of securities of a similar nature and maturities traded in the market on or immediately prior to March 31, 2009 and the contractual cash flows of the securities valued.
(14)	APIC in respect of newly issued common stock. For non-convertible preferred stock and Trust Preferred Securities exchanged for common stock, the amount is the excess of the fair value on March 31, 2009 of the common stock issued over its par value.
(15)	Deferred tax liability related to 8% trust preferred securities issued to U.S. Treasury recorded as a reduction of the net deferred tax asset position.
(16)	Excess of the carrying amount of the outstanding shares of Series G non-convertible preferred stock over the estimated fair value on March 31, 2009 of the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC in the USG/Private Holders Transactions.
(17)	Excess of the carrying amount of Trust Preferred Securities to be retired over the fair value on March 31, 2009 of the common stock to be issued in exchange. This amount will be recorded in the income statement of the period during which this transaction is consummated.
(18)	The carrying amount of the Trust Preferred Securities proposed to be retired includes an estimated adjustment basis related to SFAS No. 133 hedging.
(19)	Amount of income taxes estimated to be payable upon the retirement of the Trust Preferred Securities.

Low Participation Scenario

(in millions of dollars)	Actual March 31, 2009	Exchange of Convertible Preferred Stock held by Private Holders(1)		Adjustments						Pro Forma March 31, 2009
				Exchange of Non- Convertible Preferred Stock held by Public Investors(6)	Exchange of Non- Convertible Preferred Stock Held by U.S. Treasury(8)		Conversion of Guarantee- Related Non- Convertible Preferred Stock Held by U.S. Treasury and FDIC(11)		Exchange of Trust Preferred Securities held by Public Investors(16)
Assets
Cash and due from banks and Deposits at interest with banks	$190,566									$190,566
Federal funds sold and securities purchased	179,603									179,603
Trading account assets	335,222									335,222
Investments	238,806									238,806
Loans, net	625,589									625,589
Other assets	212,770				$(4,583	)(14)				208,187
Goodwill and intangibles (other than mortgage servicing rights)	40,022									40,022

Total assets	$1,822,578	$—		$—	$(4,583)		$—		$—	$1,817,995

Liabilities
Total deposits	$762,696									$762,696
Federal funds purchased and securities loan	184,803									184,803
Trading account liabilities	130,826									130,826
Long-term debt	337,252				$19,500	(9)	$4,235	(12)		360,987
Other liabilities	261,074									261,074

Total liabilities	$1,676,651	$—		$—	$19,500		$4,235		$—	$1,700,386

Equity
Preferred Stock	$74,246	$(12,500	)(2)		$(43,293	)(2)	$(3,529	)(2)		$14,924
Common Stock	57	38	(3)		38	(3)				133
Additional paid-in capital	16,525	20,993	(4)		9,692	(13)				47,210
Retained Earnings	86,115	(8,531	)(5)	(7)	9,480	(10)	(706	)(15)	(6)	86,358
Treasury stock, at cost	(5,996)									(5,996)
Accumulated other comprehensive income (loss)	(27,013)									(27,013)

Total Citigroup stockholder’s equity	$143,934	$—		$—	$(24,083)		$(4,235)		$—	$115,616

Noncontrolling interest	1,993									1,993

Total equity	$145,927	$—		$—	$(24,083)		$(4,235)		$—	$117,609

Total liabilities and equity	$1,822,578	$—		$—	$(4,583)		$—		$—	$1,817,995

(1)	Represents the convertible preferred stock held by the Private Holders that Citigroup is offering to exchange for common stock. Assumes conversion of all outstanding shares of Series A1, B1, C1, D1, J1, K1, L2 and N1 convertible preferred stock ($12.5 billion aggregate liquidation preference) into common stock.
(2)	Reduction of preferred stock balance as a result of conversion of convertible preferred or exchange of non-convertible preferred stock.
(3)	Par value of newly issued common stock.
(4)	APIC in respect of conversion of convertible preferred stock. The amount is equal to sum of (i) the value of the inducement offer (see footnote 6 below) and (ii) the difference between the carrying amount of the preferred stock exchanged and the par value of the shares of common stock to be issued.
(5)	Value of inducement for the Exchange Offers and the USG/Private Holders Transactions represents the excess of the fair value on March 31, 2009 of the common stock to be issued in the Exchange Offers and the USG/Private Holders Transactions over the value on March 31, 2009 of the common stock issuable pursuant to the original conversion terms of the convertible preferred stock.

(6)	Represents the non-convertible preferred stock held by public investors that Citigroup is offering to exchange for common stock. Series AA, E and F Public Preferred Stock and Trust Preferred Securities are not exchanged under the Low Participation Scenario.
(7)	Series AA, E and F Public Preferred Stock and Trust Preferred Securities are not exchanged under the Low Participation Scenario.
(8)	Represents the non-convertible preferred stock held by the U.S. Treasury Citigroup is offering to exchange for common stock, up to the amount of Subject Securities tendered by Private Holders and public investors. The non-convertible preferred stock held by the U.S. Treasury and not exchanged for common stock will be exchanged for new 8% trust preferred securities. Assumes exchange of all outstanding shares of Series H non-convertible preferred stock ($25 billion aggregate liquidation preference) and all outstanding shares of Series I non-convertible preferred stock ($20 billion aggregate liquidation preference) held by the U.S. Treasury into 3,846,153,846 shares of common stock and new 8% trust preferred securities with an aggregate liquidation amount of $32.5 billion.
(9)	Issuance of new 8% trust preferred securities to the U.S. Treasury recorded at the estimated fair value as of March 31, 2009 for purposes of the pro forma balance sheet. The 8% trust preferred securities will ultimately be recorded at the commitment date fair value.
(10)	Excess of the carrying amount of the outstanding shares of Series H and I non-convertible preferred stock over the fair value on March 31, 2009 of the common stock and the estimated fair value on March 31, 2009 of the new 8% trust preferred securities, in each case, to be issued to the U.S. Treasury in the USG/Private Holders Transactions. In calculating the fair value of the new 8% trust preferred securities, Citigroup considered implied yields from prices of securities of a similar nature and maturities traded in the market on or immediately prior to March 31, 2009 and the contractual cash flows of the securities valued.
(11)	Represents the guarantee-related non-convertible preferred stock held by the U.S. Treasury and the FDIC that Citigroup is offering to exchange for new 8% trust preferred securities. Exchange of all outstanding shares of Series G non-convertible preferred stock ($7.059 billion aggregate liquidation preference) held by the U.S. Treasury and the FDIC.
(12)	Issuance of new 8% trust preferred securities to the U.S. Treasury and the FDIC recorded at estimated fair value as of March 31, 2009 for purposes of the pro forma balance sheet. The 8% trust preferred securities will ultimately be recorded at the commitment date fair value.
(13)	APIC in respect of newly issued common stock. For non-convertible preferred stock, the amount is the excess of the fair value on March 31, 2009 of the common stock over its par value. In calculating the fair value of the new 8% trust preferred securities, Citigroup considered implied yields from prices of securities of a similar nature and maturities traded in the market on or immediately prior to March 31, 2009 and the contractual cash flows of the securities valued.
(14)	Deferred tax liability related to 8% trust preferred securities issued to U.S. Treasury recorded as a reduction of the net deferred tax asset position.
(15)	Excess of the carrying amount of the outstanding shares of Series G non-convertible preferred stock over the estimated fair value on March 31, 2009 of the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC in the USG/Private Holders Transactions.
(16)	Represents Trust Preferred Securities held by public investors that Citigroup is offering to exchange for common stock.

Pro Forma Earnings Implications

The following presents the pro forma impact of the Exchange Offers and the USG/Private Holders Transactions on certain statement of income items and earnings per share (EPS) for the fiscal year ended December 31, 2008 and the quarter ended March 31, 2009 as if the Exchange Offers and USG/Private Holders Transactions had been completed on January 1, 2008. We have calculated the pro forma information below by (1) eliminating all of the actual dividends paid to holders of preferred stock in 2008 and in the first quarter of 2009(1), (2) assuming the new 8% trust preferred securities were issued on January 1, 2008(2), (3) assuming that the Trust Preferred Securities accepted for exchange, if applicable, were retired on January 1, 2008 and (4) assuming that the new shares of common stock issuable in the Exchange Offers and the USG/Private Holders Transactions were issued on January 1, 2008. The retained earnings impact of the Exchange Offers and the USG/Private Holders Transactions has not been included in this analysis because it is not recurring.

	Full Year 2008			First Quarter 2009
	Actual	High Scenario	Low Scenario	Actual	High Scenario	Low Scenario
After-tax Income (loss) from continuing operations(8)	$(32,094)	$(32,094)	$(32,094)	$1,610	$1,610	$1,610
Proforma adjustments to Interest Expense:
After-tax interest expense saved on retired E-TRUPS®(6)	N/A	250	—	N/A	63	—
After-tax interest expense on new 8% trust preferred securities(3)	N/A	(1,553)	(2,271)	N/A	(388)	(568)

Actual / Proforma after-tax income (loss) from continuing operations	$(32,094)	$(33,397)	$(34,365)	$1,610	$1,285	$1,042

Adjustments for income available to common shareholders(4)(7)(9)	(1,732)	—	—	(2,559)	—	—

Actual / Proforma Net income (loss) available to common shareholders	$(33,826)	$(33,397)	$(34,365)	$(949)	$1,285	$1,042

Common shares used to calculate EPS(8)	5,265	5,265	5,265	5,385	5,385	5,385

New shares proposed to be issued	N/A	17,433	7,692	N/A	17,433	7,692

Actual / Proforma Common shares used to calculate EPS	5,265	22,698	12,957	5,385	22,818	13,077
Actual / Proforma Earnings per share (basic and diluted) from continuing operations(5)	$(6.42)	$(1.47)	$(2.65)	$(0.18)	$0.06	$0.08

(1)	Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends upon the closing of the Exchange Offers, and as a result all preferred dividends were eliminated. Further, we have not reflected payment of the preferred dividends based on the assumption that the Dividend Blocker Amendment will be approved by our stockholders.
(2)	This presentation assumes the new trust preferred securities were issued on and began to accrue interest from January 1, 2008, but eliminates actual dividends on preferred stock issued during 2008 and 2009. See footnote 7 below.
(3)

Citigroup’s pro forma net income is negatively affected by the USG/Private Holders Transactions due to the interest expense (including the stated interest of the instruments and the periodic accretion between carrying amount and the par amount of the instruments) associated with the new 8% trust preferred securities to be issued to the U.S. Treasury and the FDIC upon exchange of preferred stock held by such entities. Under the High Participation Scenario, the preferred stock held by such entities to be converted into new 8% trust preferred securities has an aggregate liquidation preference of $27.059 billion. Under the Low Participation

Scenario, the aggregate liquidation preference of the preferred stock held by the U.S. Treasury and the FDIC to be converted into new 8% trust preferred securities is $39.559 billion.
(4)	The High Participation Scenario assumes that there are no remaining shares of preferred stock outstanding. Although the Low Participation Scenario assumes that some holders of preferred stock will not tender their shares, Citigroup has announced that it will suspend preferred dividends upon the closing of the Exchange Offers, and as a result all preferred stock dividends were eliminated. Further, we have not reflected payment of the preferred dividends based on the assumption that the Dividend Blocker Amendment will be approved by our stockholders. In the event that the Dividend Blocker Amendment is not approved by Citigroup’s stockholders and the board of directors elects to declare dividends on the common stock, the amount of preferred dividends payable per year would be approximately $1,185 million based on the liquidation preference of Public Preferred Stock that remains outstanding under the Low Participation Scenario.
(5)	For the EPS of 2008, the pro forma net income available to common shareholders is negative, hence diluted EPS equals basic EPS. For the EPS of the first quarter of 2009, the diluted number of common shares under the Low Participation Scenario is only 94 million shares greater than the number of base shares, which impacts EPS by less than the decimals reported.
(6)	Citigroup’s pro forma net income is positively affected by the retirement of the Trust Preferred Securities accepted for exchange, if applicable.
(7)	The Actual column for 2008 does not reflect the full year impact of the preferred dividends because certain preferred stock was issued in the latter part of 2008 and the dividends shown in the table above reflect the impact only for the period such shares were outstanding. Had all of the preferred stock issuances outstanding as of March 31, 2009 been outstanding for the entirety of 2008, the amount of preferred dividends related to Basic EPS would be approximately $5,693 million.
(8)	The figures presented for the High and Low scenarios are before the pro forma adjustments.
(9)	Adjustments for Actual first quarter of 2009 results include the non-recurring impact of $(1,285) million for the conversion price reset related to the $12.5 billion convertible preferred stock issued in the private offering, preferred dividends of $1,221 million and $53 million related to the quarterly accretion of the Series H discount.

N/A Not applicable.

SELECTED FINANCIAL DATA

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We incorporate by reference the following sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which we filed with the SEC on February 27, 2009 (the Form 10-K) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, which we filed with the SEC on May 11, 2009 (the Form 10-Q), which include the information required by Item 13(a) of Schedule 14A: “Management’s Discussion and Analysis,” “Managing Global Risk,” “Consolidated Financial Statements” and “Notes to Consolidated Financial Statements” of the Form 10-K and the Form 10-Q, and “Financial Data Supplement” and “10-K Cross-Reference Index” of the Form 10-K and we incorporate by reference information required by Item 13(a) of Schedule 14A in documents subsequently filed (but not documents that are furnished, unless expressly incorporated herein by reference in such furnished document) by Citigroup with the SEC on or after the date of this document and before the Proxy Deadline. Representatives of KPMG LLP, our principal accountants, are not expected to be available to answer questions of stockholders.

We are incorporating by reference into this document important business and financial information that is not included in or delivered with this document. This information is available without charge to security holders upon written or oral request. Requests should be directed to:

Citigroup Document Services

540 Crosspoint Parkway

Getzville, NY 14068

(716) 730-8055 (tel.)

(877) 936-2737 (toll free)

The Form 10-K and Form 10-Q are also (and subsequently filed document incorporated herein by reference will be) available on the website of the SEC, www.sec.gov and on our website, www.citigroup.com.

ANNEX A – DIVIDEND BLOCKER AMENDMENT

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section (C) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amount (including unpaid cumulative dividends, if any) payable with respect thereto.

THIRD: Section (F) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby deleted in its entirety.

FOURTH: Section 4, subsection (c) of the certificate of designation of the 8.500% Non-Cumulative Preferred Stock, Series F, of the Corporation is hereby deleted in its entirety.

FIFTH: Section 4, subsection (c) of the certificate of designation of the 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E, of the Corporation is hereby deleted in its entirety.

SIXTH: Section 4, subsection (c) of the certificate of designation of the 8.125% Non-Cumulative Preferred Stock, Series AA, of the Corporation is hereby deleted in its entirety.

SEVENTH: Section 4, subsection (c) of the certificate of designation of the 6.500% Non-Cumulative Convertible Preferred Stock, Series T, of the Corporation is hereby deleted in its entirety.

EIGHTH: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

NINTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [ ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

A-1

ANNEX B – DIRECTOR AMENDMENT

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section 7, subsection (b) of the certificate of designation of the 8.500% Non-Cumulative Preferred Stock, Series F, of the Corporation is hereby amended to add the following new section (v):

(v) This Section 7(b) shall terminate immediately upon delisting of the Series F Preferred Stock or depositary shares representing a fractional interest in a share of Series F Preferred Stock, as applicable, from the New York Stock Exchange and shall be of no further force or effect.

THIRD: Section 7, subsection (b) of the certificate of designation of the 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E, of the Corporation is hereby deleted in its entirety.

FOURTH: Section 7, subsection (b) of the certificate of designation of the 8.125% Non-Cumulative Preferred Stock, Series AA, of the Corporation is hereby amended to add the following new section (v):

(v) This Section 7(b) shall terminate immediately upon delisting of the Series AA Preferred Stock or depositary shares representing a fractional interest in a share of Series AA Preferred Stock, as applicable, from the New York Stock Exchange and shall be of no further force or effect.

FIFTH: Section 14, subsection (b) of the certificate of designation of the 6.500% Non-Cumulative Convertible Preferred Stock, Series T, of the Corporation is hereby amended to add the following new section (v):

(v) This Section 14(b) shall terminate immediately upon delisting of the Convertible Preferred Stock or depositary shares representing a fractional interest in a share of Convertible Preferred Stock, as applicable, from the New York Stock Exchange and shall be of no further force or effect.

SIXTH: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

SEVENTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [ ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

B-1

ANNEX C – RETIREMENT AMENDMENT

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: Section 11 of the certificate of designation of the 8.500% Non-Cumulative Preferred Stock, Series F, of the Corporation is hereby amended to read in its entirety as follows:

No shares of Series F Preferred Stock surrendered for redemption or otherwise acquired by the Company shall be issued or reissued as shares of Series F Preferred Stock but shall be restored to the status of authorized but unissued shares of preferred stock.

THIRD: Section 11 of the certificate of designation of the 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E, of the Corporation is hereby amended to read in its entirety as follows:

No shares of Series E Preferred Stock surrendered for redemption or otherwise acquired by the Company shall be issued or reissued as shares of Series E Preferred Stock but shall be restored to the status of authorized but unissued shares of preferred stock.

FOURTH: Section 11 of the certificate of designation of the 8.125% Non-Cumulative Preferred Stock, Series AA, of the Corporation is hereby amended to read in its entirety as follows:

No shares of Series AA Preferred Stock surrendered for redemption or otherwise acquired by the Company shall be issued or reissued as shares of Series AA Preferred Stock but shall be restored to the status of authorized but unissued shares of preferred stock.

FIFTH: Section 18 of the certificate of designation of the 6.500% Non-Cumulative Convertible Preferred Stock, Series T, of the Corporation is hereby amended to read in its entirety as follows:

No shares of Convertible Preferred Stock surrendered for redemption or otherwise acquired by the Company shall be issued or reissued as shares of Convertible Preferred Stock but shall be restored to the status of authorized but unissued shares of preferred stock.

SIXTH: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

SEVENTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [    ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

C-1

ANNEX D – AUTHORIZED PREFERRED STOCK INCREASE

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

CITIGROUP INC.

The undersigned officer of Citigroup Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY as follows:

FIRST: The name of the Corporation is Citigroup Inc.

SECOND: The second sentence of Section (A) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is Two Billion (2,000,000,000) shares having a par value of one dollar ($1.00) per share.

THIRD: The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: The foregoing amendment shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer, this [ ] day of [            ], 2009.

CITIGROUP INC.

By:
Name:
Title:

D-1

CITIGROUP INC. P.O. BOX 990041 HARTFORD, CT 06199

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on (            ), 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on (            ), 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

INSTRUCTIONS

To consent, withhold consent or abstain from consenting to the approval of the proposed amendments, check the appropriate box below and sign, date and return this proxy card. If no box is marked below with respect to a proposal, and this proxy card is signed, dated and returned, the undersigned will be deemed to have consented to the proposed amendments. If this proxy card is not returned, the undersigned will be deemed to have withheld consent for the proposed amendments.

PLEASE MARK, SIGN, DATE

AND RETURN THE PROXY CARD

PROMPTLY

USING THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M15286-TBD                        KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CITIGROUP INC.

The Board of Directors recommends a vote to CONSENT to each of the following proposals:	Consent	Withhold Consent	Abstain

Proposal to approve the Dividend Blocker Amendment set forth in Annex A to the proxy statement.	☐	☐	☐

Proposal to approve the Director Amendment set forth in Annex B to the proxy statement.	☐	☐	☐

Proposal to approve the Retirement Amendment set forth in Annex C to the proxy statement.	☐	☐	☐

Proposal to approve the Authorized Preferred Stock Increase set forth in Annex D to the proxy statement.	☐	☐	☐

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	Yes	No

Please indicate if you would like to keep your vote confidential under the current policy.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Citigroup Inc.

399 Park Avenue

New York, NY 10043

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the proxy statement in connection with the proposed amendments to the restated certificate of incorporation and the certificates of designation of our 8.500% Non-Cumulative Preferred Stock, Series F; 8.400% Fixed Rate/ Floating Rate Non-Cumulative Preferred Stock, Series E; 8.125% Non-Cumulative Preferred Stock, Series AA; and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (together, the Public Preferred Stock) and consents, withholds consent or abstains from consenting, with respect to all of the common stock of Citigroup Inc. held by the undersigned as of the Record Date, to the approval of the proposals set forth herein without a meeting of the stockholders of Citigroup Inc.

Important Notice Regarding the Availability of Materials for the Proposed Amendments:

Proxy Statement is available at www.proxyvote.com.

M15287-TBD

CITIGROUP INC.

Proxy Solicited on Behalf of the Board of Directors of Citigroup Inc.

  The undersigned hereby constitutes and appoints Richard D. Parsons, Vikram S. Pandit and Michael S. Helfer, each of them his or her true and lawful agents and proxies with full power of substitution in each, to execute a written consent, withhold consent, or abstain on behalf of all of the shares I hold as of the record date, in accordance with the instructions given herein.

  If shares of Citigroup Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Citigroup Common Stock in the undersigned’s name and/or account under such Plan in accordance with the instructions given herein.

  You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card.

  This proxy, when properly executed, will be used in the manner directed herein. If no direction is made, this proxy will be used to CONSENT to the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

  NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE USED IN THE MANNER DESCRIBED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE